UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12
Spero Therapeutics, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

675 Massachusetts Avenue, 14th Floor

Cambridge, Massachusetts 02139

April 27, 2026

To Our Stockholders:

You are cordially invited to attend the 2026 annual meeting of stockholders of Spero Therapeutics, Inc.to be held at 9:00 a.m. Eastern Time on Tuesday, June 23, 2026. This year’s annual meeting will be conducted virtually via live audio webcast. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/SPRO2026. You will not be able to attend the annual meeting in person.

More information regarding the meeting, the business to be conducted at the meeting, and information about Spero Therapeutics, Inc. that you should consider prior to voting your shares are described in the enclosed proxy statement.

At the annual meeting, we will ask stockholders to (i) elect two persons to our Board of Directors; (ii) ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026; (iii) approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement; (iv) approve an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance thereunder from 120,000,000 shares to 240,000,000 shares; and (v) approve the Spero Therapeutics, Inc. 2026 Stock Incentive Plan. Our Board of Directors recommends the approval of each of these proposals. Any other business that may properly come before the meeting will be transacted as such.

We have elected to provide access to our proxy materials over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. Accordingly, on or about April 27, 2026, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2026 annual meeting of stockholders and our 2025 annual report to stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting and how to receive a paper copy of the proxy materials by mail.

Your vote is important, and we hope that all stockholders will be able to participate in the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either virtually at the annual meeting or by proxy so that your shares will be represented and voted at the meeting. We encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible by following the instructions in the Notice and submitting your proxy by the internet, telephone, or by signing, dating and returning your proxy card.

Thank you for your continued interest in and support of Spero Therapeutics, Inc.

Sincerely,

Esther Rajavelu

President, Chief Executive Officer and Chief Financial Officer

SPERO THERAPEUTICS, INC.

675 Massachusetts Avenue, 14th Floor

Cambridge, Massachusetts 02139

April 27, 2026

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TIME: 9:00 a.m. Eastern Time

DATE: Tuesday, June 23, 2026

ACCESS: www.virtualshareholdermeeting.com/SPRO2026

This year’s annual meeting of stockholders will be a virtual meeting via live audio webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SPRO2026 and entering the 16-digit control number included in the Notice of Internet Availability of Proxy Materials or proxy card that you receive. For further information about the virtual annual meeting, please see the Questions and Answers about the Annual Meeting beginning on page 4.

PURPOSES:

1.	To elect two directors to serve until the 2029 annual meeting of stockholders;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.	To approve by an advisory vote the compensation of the Company’s named executive officers, as disclosed in this proxy statement;

4.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance thereunder from 120,000,000 shares to 240,000,000 shares; and

5.	To approve the Spero Therapeutics, Inc. 2026 Stock Incentive Plan.

WHO MAY VOTE:

You may vote if you were the record owner of Spero Therapeutics, Inc. common stock at the close of business on April 24, 2026.

Upon request, a list of stockholders of record will be available for examination by any stockholder for any purpose germane to the meeting for a period of 10 days ending on the day before the annual meeting date at our principal executive offices located at 675 Massachusetts Avenue, 14th Floor, Cambridge, Massachusetts 02139.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and as described in this proxy statement in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Esther Rajavelu

President, Chief Executive Officer and Chief Financial Officer

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10
DELINQUENT SECTION 16(A) REPORTS	12
MANAGEMENT AND CORPORATE GOVERNANCE MATTERS	13
EXECUTIVE OFFICER AND DIRECTOR COMPENSATION	23
EQUITY COMPENSATION PLAN INFORMATION	37
REPORT OF THE AUDIT COMMITTEE	40
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	41
PROPOSAL 1: ELECTION OF DIRECTORS	44
PROPOSAL 2: INDEPENDENT PUBLIC ACCOUNTING FIRM	45
PROPOSAL 3: ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT	46
PROPOSAL 4: APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 120,000,000 SHARES TO 240,000,000 SHARES	47
PROPOSAL 5: APPROVE ADOPTION OF THE SPERO THERAPEUTICS, INC. 2026 STOCK INCENTIVE PLAN	49
OTHER MATTERS	60
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	60
APPENDIX A CERTIFICATE OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION OF SPERO THERAPEUTICS, INC.	A-1
APPENDIX B SPERO THERAPEUTICS, INC. 2026 STOCK INCENTIVE PLAN	B-1

i

SPERO THERAPEUTICS, INC.

675 Massachusetts Avenue, 14th Floor

Cambridge, Massachusetts 02139

PROXY STATEMENT FOR SPERO THERAPEUTICS, INC.

2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 23, 2026

This proxy statement, along with the accompanying notice of 2026 annual meeting of stockholders, contains information about the 2026 annual meeting of stockholders of Spero Therapeutics, Inc. (the “Annual Meeting”), including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 9:00 a.m. Eastern Time on Tuesday, June 23, 2026. This year’s Annual Meeting will be conducted virtually via live audio webcast. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/SPRO2026. You will not be able to attend the Annual Meeting in person.

In this proxy statement, we refer to Spero Therapeutics, Inc. as “Spero,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors (“Board of Directors”) for use at the Annual Meeting.

On or about April 27, 2026, we intend to begin sending an Important Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for the Annual Meeting and our 2026 annual report to our stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting, and how to receive a paper copy of the proxy materials by mail.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON JUNE 23, 2026

This proxy statement, the Notice of Annual Meeting of stockholders, our form of proxy card and our 2025 Annual Report on Form 10-K are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 16-digit control number available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2025, on the website of the Securities and Exchange Commission (the “SEC”), at www.sec.gov, or in the “SEC Filings” section of the “Investors Relations” section of our website at www.sperotherapeutics.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Spero Therapeutics, Inc., Attn: Investor Relations, 675 Massachusetts Avenue, 14th Floor, Cambridge, Massachusetts 02139. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company soliciting my proxy?

Our Board of Directors is soliciting your proxy to vote at the Annual Meeting to be held on Tuesday, June 23, 2026 at 9:00 a.m. Eastern Time. This year’s Annual Meeting and any adjournments of the meeting will be conducted virtually via live audio webcast. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/SPRO2026. You will not be able to attend the Annual Meeting in person. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 because you owned shares of our common stock on April 24, 2026 (the “Record Date”). The Company intends to commence distribution to stockholders of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, proxy materials on or about April 27, 2026.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

As permitted by the rules of the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Why are you holding a virtual Annual Meeting?

This year’s Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board of Directors or management, as time permits.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SPRO2026 and using the 16-digit control number found on the proxy card previously made available to stockholders entitled to vote at the Annual Meeting. You also will be able to vote your shares online by attending the Annual Meeting by live audio webcast.

To participate in the Annual Meeting, you will need to review the information included in the Notice on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank, broker or other nominee, you must register in advance using the instructions below.

The online meeting will begin promptly 9:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time, leaving ample time for the check-in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Annual Meeting virtually on the internet?

If you are a registered stockholder (i.e., you hold your shares in your own name through our transfer agent, Computershare Trust Company, N.A.), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the proxy card that you received.

If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your bank, broker or other nominee, or other similar evidence of ownership.

What happens if there are technical difficulties during the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please visit the stockholder log-in page for technical support.

Who can vote?

Only stockholders who owned our common stock at the close of business on the Record Date, April 24, 2026, are entitled to vote at the Annual Meeting. On this Record Date, there were 57,901,493 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How many votes do I have?

Each share of our common stock that you own entitles you to one vote.

How do I vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director (Proposal 1), whether your shares should be voted for, against or abstain with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2), whether your shares should be voted for, against or abstain with respect to the advisory vote on the compensation of the Company’s named executive officers, as disclosed in this proxy statement (Proposal 3), whether your shares should be voted for, against or abstain with respect to an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of common shares authorized for issuance thereunder from 120,000,000 to 240,000,000 (Proposal 4), and whether your shares should be voted for, against or abstain with respect to the approval of the Company’s 2026 Stock Incentive Plan (Proposal 5). If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our transfer agent, Computershare Trust Company, N.A., or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet or telephone.

•

By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board of Directors’ recommendations as noted below.

•

Online during the Annual Meeting. If you attend the Annual Meeting virtually, you may vote online by completing an electronic ballot, which will be available at the meeting. You will need your 16-digit control number included on your proxy card in order to be able to vote during the Annual Meeting. Even if you plan to attend the Annual Meeting online, we urge you to vote your shares by proxy in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting online your shares will be voted as directed by you.

Telephone and Internet voting for stockholders of record will be available up until 11:59 p.m. Eastern Time on June 22, 2026, and mailed proxy cards must be received by June 22, 2026 in order to be counted at the Annual Meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you will receive instructions from your bank, broker or other nominee. You must follow the instructions of your bank, broker or other nominee in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks, brokers and other nominees. If your shares are not registered in your own name and you plan to vote your shares online during the Annual Meeting, you should contact your bank, broker or other nominee to obtain a legal proxy or broker’s proxy card in order to vote.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;

•	“FOR” the compensation of the Company’s named executive officers, as disclosed in this proxy statement;

•

“FOR” the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance thereunder from 120,000,000 shares to 240,000,000 shares; and

•	“FOR” the approval of the Spero Therapeutics, Inc. 2026 Stock Incentive Plan.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I change or revoke my proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet or by telephone as instructed above;

•	by notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•

by attending the Annual Meeting and voting at the meeting. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I receive more than one notice or proxy card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How do I vote?” for each account to ensure that all of your shares are voted.

Will my shares be voted if I do not vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How do I vote?”. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on certain of the proposals set forth in this proxy statement without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your bank, broker or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your bank, broker or other nominee chooses not to vote on a matter for which it does have discretionary voting authority.

What vote is required to approve each proposal and how are votes counted?

Votes cast virtually during the Annual Meeting or by proxy by mail, via the Internet or by telephone will be tabulated by the inspector of election appointed for the Annual Meeting, who will also determine whether a quorum is present.

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR each of the nominees, WITHHOLD your vote from each of the nominees or WITHHOLD your vote from any of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. We do not expect that banks, brokers and other nominees will have discretionary authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast by the holders of the shares of our common stock present or represented at the meeting and voting affirmatively or negatively for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. We expect that banks, brokers and other nominees will have discretionary authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026, our Audit Committee of our Board of Directors will reconsider its appointment.

Proposal 3: Advisory Vote on Compensation of our Named Executive Officers	The affirmative vote of the holders of a majority in voting power of the votes cast by the holders of the shares of our common stock present or represented at the meeting and voting affirmatively or negatively for this proposal is required to approve the advisory vote on the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. We do not expect that banks, brokers and other nominees will have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee of our Board of Directors and our Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 4: Approve an Amendment to our Amended and Restated Certificate of Incorporation to Increase the Total Number of Shares of Common Stock Authorized for Issuance	The affirmative vote of the holders of a majority in voting power of the votes cast by the holders of the shares of our common stock present or represented at the meeting and voting affirmatively or negatively for this proposal is required to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance thereunder from 120,000,000 shares to 240,000,000 shares. Abstentions will have no effect on the results of this vote. We expect that banks, brokers and other nominees will have discretionary authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal 5: Approve our 2026 Stock Incentive Plan	The affirmative vote of the holders of a majority in voting power of the votes cast by the holders of the shares of our common stock present or represented at the meeting and voting affirmatively or negatively for this proposal is required to approve our 2026 Stock Incentive Plan. Abstentions will have no effect on the results of this vote. We do not expect that banks, brokers and other nominees will have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting.

What are the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other nominees to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $25,000 in total.

What constitutes a quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our capital stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The Annual Meeting will be held at 9:00 a.m. Eastern Time on Tuesday, June 23, 2026 in a virtual meeting format only. To attend the virtual Annual Meeting, go to www.virtualshareholdermeeting.com/SPRO2026 shortly before the meeting time, and follow the instructions for downloading the webcast. You need not attend the Annual Meeting in order to vote.

Householding of Annual Disclosure Documents

The SEC has adopted rules that permit companies and intermediaries such as banks, brokers and other nominees to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

Spero has not instituted householding for stockholders of record. However, certain banks, brokers and other nominees may have instituted householding for beneficial owners of shares of Spero’s common stock held through banks, brokers or other nominees. If your household has multiple accounts holding shares of Spero’s common stock, you may have already received householding notification from your broker. Please contact your bank, broker or other nominee directly if you have any questions or require additional copies of the Notice or proxy materials. The bank, broker or other nominee will arrange for delivery of a separate copy of the Notice or proxy materials promptly upon your request. Spero stockholders may decide at any time to revoke a decision to household and thereby receive multiple copies.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

This proxy statement, the Notice, our form of proxy card and our 2025 Annual Report on Form 10-K are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 16-digit control number available that appears on your Notice or proxy card.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 1, 2026 for (a) the executive officers named in the Summary Compensation Table below, (b) each of our directors, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of April 1, 2026 pursuant to the exercise of options or the vesting of restricted stock units to be outstanding for the purpose of computing the percentage ownership of such individual or group, but not outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 57,891,493 shares of common stock outstanding on April 1, 2026.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Principal Stockholders
GSK plc(1)	9,190,606	15.9%
Named Executive Officers and Directors
Esther Rajavelu(2)	255,075	*
Timothy Keutzer(3)	606,715	1.0%
Satyavrat Shukla(4)	81,270	*
Milind Deshpande, Ph.D.(5)	155,118	*
Scott Jackson(6)	85,000	*
John C. Pottage, Jr., M.D.(7)	88,219	*
Cynthia Smith(8)	90,848	*
Frank E. Thomas(9)	118,893	*
Kathleen Tregoning(10)	140,974	*
Patrick Vink, M.D.(11)	137,067	*
All current executive officers and directors as a group (9 persons)(12)	1,677,909	2.9%

*	Indicates beneficial ownership of less than 1%.
(1)

Consists of shares of common stock owned by GSK Equity Investments, Limited (formerly S.R. One, Limited), and Glaxo Group Limited, each of which is an indirect wholly owned subsidiary of GSK plc. The address for GSK plc is 980 Great West Road, Brentford, Middlesex TW8 9GS, England. This information is based solely on a Schedule 13D/A filed by GSK plc with the SEC on March 28, 2025, which reported ownership as of March 27, 2025.

(2)	Consists of 255,075 shares of common stock that are exercisable as of April 1, 2026 or will become exercisable within 60 days after such date held by held by Ms. Rajavelu.
(3)

Consists of (i) 335,134 shares of common stock and (ii) 271,581 shares of common stock underlying options that are exercisable as of April 1, 2026 or will become exercisable within 60 days after such date held by Mr. Keutzer.

(4)	Consists of 81,270 shares of common stock held by Mr. Shukla.
(5)

Consists of (i) 71,454 shares of common stock and (ii) 83,664 shares of common stock underlying options that are exercisable as of April 1, 2026 or will become exercisable within 60 days after such date held by Dr. Deshpande.

(6)

Consists of (i) 55,000 shares of common stock and (ii) 30,000 shares of common stock underlying options that are exercisable as of April 1, 2026 or will become exercisable within 60 days after such date held by Mr. Jackson.

(7)

Consists of (i) 55,000 shares of common stock and (ii) 33,219 shares of common stock underlying options that are exercisable as of April 1, 2026 or will become exercisable within 60 days after such date held by Dr. Pottage.

(8)

Consists of (i) 55,000 shares of common stock and (ii) 35,848 shares of common stock underlying options that are exercisable as of April 1, 2026 or will become exercisable within 60 days after such date held by Ms. Smith.

(9)

Consists of (i) 55,000 shares of common stock and (ii) 63,893 shares of common stock underlying options that are exercisable as of April 1, 2026 or will become exercisable within 60 days after such date held by Mr. Thomas.

(10)

Consists of (i) 55,000 shares of common stock and (ii) 85,974 shares of common stock underlying options that are exercisable as of April 1, 2026 or will become exercisable within 60 days after such date held by Ms. Tregoning.

(11)

Consists of (i) 55,000 shares of common stock and (ii) 82,067 shares of common stock underlying options that are exercisable as of April 1, 2026 or will become exercisable within 60 days after such date held by Dr. Vink.

(12)	Excludes 81,270 shares of common stock held by Satyavrat Shukla since he separated from the Company effective as of May 2, 2025 and was not an executive officer or director as of April 1, 2026.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5.

To our knowledge, based solely on a review of our records and representations made by our directors and officers regarding their filing obligations, all Section 16(a) filing requirements were satisfied with respect to the fiscal year ended December 31, 2025, except that Ms. Rajavelu, Mr. Keutzer and Dr. Mahadevia, our former director, each filed one late Form 4 on November 12, 2025, September 3, 2025 and September 3, 2025, respectively, reporting sales of common stock effected to cover tax withholding obligations, due to an administrative oversight.

MANAGEMENT AND CORPORATE GOVERNANCE MATTERS

The Board of Directors

Our Amended and Restated Bylaws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of eight members, classified into three classes as follows:

(1)	Milind Deshpande, Ph.D. and Kathleen Tregoning constitute our Class III directors with a term ending at this 2026 annual meeting of stockholders, and

(2)	Scott Jackson, John C. Pottage, Jr., M.D. and Cynthia Smith constitute our Class I directors with a term ending at the 2027 annual meeting of stockholders, and

(3)	Esther Rajavelu, Frank E. Thomas and Patrick Vink, M.D. constitute our Class II directors with a term ending at the 2028 annual meeting of stockholders.

On the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has nominated Milind Deshpande, Ph.D. and Kathleen Tregoning for election as Class III directors at the Annual Meeting. If either of Dr. Deshpande or Ms. Tregoning is elected at the Annual Meeting, such individual will be elected to serve a three-year term that will expire at the 2029 annual meeting of stockholders, and until their respective successors have been elected and qualified or subject to their earlier death, resignation or removal.

Information Regarding Directors

Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that our director nominees and directors contribute to the Board of Directors’ experience and effectiveness, as concluded by our Board of Directors at the time of filing of this proxy statement is set forth below:

Name	Age	Position with the Company
Milind Deshpande, Ph.D.	69	Director
Scott Jackson	61	Director
John C. Pottage, Jr., M.D.	73	Director
Esther Rajavelu	47	Director, President, Chief Executive Officer, Chief Financial Officer, Chief Business Officer and Treasurer
Cynthia Smith	57	Director
Frank E. Thomas	56	Chairman
Kathleen Tregoning	55	Director
Patrick Vink, M.D.	62	Director

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Spero Therapeutics, Inc., either directly or indirectly. Based upon this review, our Board of Directors has determined that the following members of the Board of Directors are “independent directors” as defined by rules of The Nasdaq Stock Market (“Nasdaq”): Milind Deshpande, Ph.D., Scott Jackson, Cynthia Smith, Frank E. Thomas, Kathleen Tregoning and Patrick Vink, M.D. Ms. Rajavelu is not an independent director under applicable rules because she is our President, Chief Executive Officer, Chief Financial Officer, Chief Business Officer and Treasurer. Dr. Pottage is not an independent director under applicable rules because of his consulting relationship with us.

Milind Deshpande, Ph.D. has served on our Board of Directors since January 2014 and previously served as Chairman of our Board of Directors from January 2014 to August 2023. Dr. Deshpande is the current chairman of the board of directors of Avilar Therapeutics, Inc., a biopharmaceutical company, where he has served since May 2021, and a Venture Partner at RA Capital Management, LP, an investment manager, where he has served since October 2018. Dr. Deshpande previously served as the acting President and Chief Executive Officer, and as a member of the board of directors of Hyku Biosciences Inc., a biotechnology company, from January 2022 to March 2024. Prior to Hyku Biosciences, Dr. Deshpande served as the President and Chief Executive Officer at Nayan Therapeutics, Inc., a biotechnology company, from February 2019 to February 2022. Prior to his tenure at Nayan Therapeutics, Dr. Deshpande served as President and Chief Executive Officer of Avilar Therapeutics from January 2020 to June 2021. Additionally, Dr. Deshpande served as President and Chief Executive Officer, and as a member of the board of directors of Achillion Pharmaceuticals, Inc., a biopharmaceutical company (“Achillion”), from May 2013 until May 2018. He joined Achillion in September 2001 as Vice President of Chemistry, was named Head of Drug Discovery in April 2002, Senior Vice President of Drug Discovery in December 2002, Senior Vice President and Chief Scientific Officer in December 2004, Executive Vice President of Research and Chief Scientific Officer in June 2007 and President of Research and Development in October 2010. Prior to joining Achillion, from 1991 to 2001, Dr. Deshpande was Associate Director of Lead Discovery and Early Discovery Chemistry at the Pharmaceutical Research Institute at Bristol-Myers Squibb Co., where he managed the identification of new clinical candidates to treat infectious and neurological diseases. From 1988 to 1991, he held a faculty position at Boston University Medical School. Dr. Deshpande received his Ph.D. in Organic Chemistry from Ohio University, following his undergraduate education in India. We believe that Dr. Deshpande is qualified to serve on our Board of Directors due to his extensive executive leadership experience and his expertise in research and development in the life sciences industry.

Scott Jackson has served on our Board of Directors since April 2020. Mr. Jackson served as Chief Executive Officer and as a member of the board of directors of Celator Pharmaceuticals, Inc., a biopharmaceutical company, from April 2008 until July 2016, when the company was acquired by Jazz Pharmaceuticals plc. Mr. Jackson has more than thirty years of corporate leadership experience in the pharmaceutical and biotechnology industry and has held positions of increasing responsibility in sales, marketing and commercial development at Eli Lilly & Company, SmithKline Beecham plc, ImClone Systems Incorporated, Centocor Inc., a division of Johnson & Johnson, Eximias Pharmaceutical Corporation and YM BioSciences Inc. Mr. Jackson presently serves on the board of MacroGenics, Inc. Mr. Jackson previously served as chairman of the board of Mural Oncology plc from November 2023 until December 2025 and served on the board of GlycoMimetics, Inc. from November 2018 until February 2025. Mr. Jackson also serves on the board of directors at Philabundance, a non-profit organization that addresses food insecurity in the Philadelphia area. Mr. Jackson holds a B.S. in pharmacy from the Philadelphia College of Pharmacy and Science and an M.B.A. from the University of Notre Dame. We believe that Mr. Jackson’s extensive executive leadership experience in the pharmaceutical industry and his experience as a member of the board of directors of other publicly traded biotechnology companies, as well as his broad life sciences industry knowledge qualifies him to serve on our Board of Directors.

John C. Pottage, Jr., M.D. has served on our Board of Directors since September 2018. Dr. Pottage is currently a lead scientific consultant at Intrepid Alliance Inc., a consortium of innovative biopharmaceutical companies, a position he has held since January 2023. Previously, Dr. Pottage served as Senior Vice President and Chief Scientific and Medical Officer of ViiV Healthcare Company, a pharmaceutical company, from November 2009 to October 2019. From September 2008 to November 2009, Dr. Pottage served as Senior Vice President, Head of Infectious Disease Medicine Development Center at GlaxoSmithKline LLC, a global biopharma company, and, from June 2007 to September 2008, he served as Vice President, Global Clinical Development of Antivirals also at GlaxoSmithKline. Prior to joining GlaxoSmithKline, from May 2002 to May 2007, Dr. Pottage served as Chief Medical Officer and Senior Vice President of Drug Development of Achillion. From July 1998 to May 2002, Dr. Pottage served as Medical Director of Vertex Pharmaceuticals Incorporated. Dr. Pottage served on the board of directors of Pardes Biosciences, Inc. from September 2022 to August 2023. He received his A.B. in biology from Colgate University and his M.D. from Saint Louis University School of Medicine. We believe that

Dr. Pottage’s medical background coupled with his broad expertise within the biopharmaceutical sector and his knowledge of the life sciences industry qualifies him to serve on our Board of Directors.

Esther Rajavelu has served on our Board of Directors since June 2025. Ms. Rajavelu has served as our President and Chief Executive Officer since May 2025 and as our Chief Financial Officer, Chief Business Officer and Treasurer since November 2023. From January 2025 to May 2025, Ms. Rajavelu served as our Interim President and Chief Executive Officer. Prior to employment with us, Ms. Rajavelu served as Chief Financial Officer of Fulcrum Therapeutics, Inc., a biopharmaceutical company, from January 2022 to April 2023. Prior to that, Ms. Rajavelu served as a senior equities research analyst at UBS Securities from July 2020 to December 2021;as a senior equities research analyst at Oppenheimer & Co. Inc. from June 2018 to July 2020; as an equities research analyst at Deutsche Bank AG from June 2014 to June 2018; as vice president, life sciences mergers and acquisitions and capital and debt advisory at Ernst & Young Capital Advisors, LLC from 2011 to 2014; and in the healthcare investment banking group at Bank of America Merrill Lynch from 2006 to 2011 where she focused on financing and strategic transactions in the biotechnology and medical devices sectors. Ms. Rajavelu received an M.B.A. from The Wharton School of the University of Pennsylvania and a B.A. in Economics and International Relations from Wesleyan University. We believe that Ms. Rajavelu is qualified to serve on our Board of Directors because of the leadership qualities she has demonstrated during her service in various executive leadership roles at our company and other biotechnology companies, as well as her extensive life sciences advisory experience in capital markets, mergers and acquisitions, and corporate strategy during her prior employment as a senior equities research analyst, investment banker and strategy consultant in the biopharmaceutical sector.

Cynthia Smith has served on our Board of Directors since March 2019. Since 2017, she has consulted as a strategic advisor for biotechnology companies. Previously, Ms. Smith served as Chief Commercial Officer of ZS Pharma, Inc., a biopharmaceutical company, from June 2013 to December 2016. In December 2015, ZS Pharma, Inc. was acquired and became a subsidiary of AstraZeneca. Prior to joining ZS Pharma, Inc., from October 2008 to March 2013, Ms. Smith served as Vice President, Market Access and Commercial Development at Affymax, Inc. (“Affymax”), a biotechnology company focused on the development and commercialization of novel renal therapies. Prior to Affymax, from 2000 to 2008, she held various senior leadership positions in market access, corporate strategy, government relations and external affairs at Merck & Co, Inc. (“Merck”). Before joining the pharmaceutical industry, Ms. Smith served in the White House Office of Management and Budget (OMB) in the Clinton Administration. Ms. Smith serves on the board of directors of Agios Pharmaceuticals, Inc., Akebia Therapeutics, Inc., Protara Therapeutics, Inc. and Tvardi Therapeutics, Inc. Ms. Smith earned an M.B.A. from the Wharton School of the University of Pennsylvania, an M.S. in public policy from the Eagleton Institute of Politics at Rutgers University, and a B.A. from the University of North Carolina at Chapel Hill. We believe that Ms. Smith is qualified to serve on our Board of Directors due to her broad experience as a member of the board of directors of other publicly traded biotechnology companies, her more than two decades serving in senior leadership roles in the healthcare industry, as well as her extensive life sciences industry knowledge.

Frank E. Thomas has served on our Board of Directors since July 2017. Mr. Thomas is currently President and Chief Operating Officer of Orchard Therapeutics plc (“Orchard”), a development-stage biotechnology company headquartered in the United Kingdom, where he served as Chief Financial Officer and Chief Business Officer from January 2018 to March 2020. Prior to Orchard, Mr. Thomas served as the President and Chief Operating Officer of AMAG Pharmaceuticals, Inc. (“AMAG”), a commercial-stage pharmaceutical company, which was a publicly traded company that was subsequently acquired by Covis Pharmaceuticals, Inc., from April 2015 to April 2017, as AMAG’s Executive Vice President and Chief Operating Officer from May 2012 through April 2015 and as Executive Vice President, Chief Financial Officer and Treasurer from August 2011 through May 2012. Prior to AMAG, he served as Senior Vice President, Chief Operating Officer and Chief Financial Officer for Molecular Biometrics, Inc., a commercial-stage medical diagnostics company, from October 2008 to July 2011. Prior to Molecular Biometrics, Mr. Thomas spent four years at Critical Therapeutics, Inc., which was a publicly traded company that subsequently merged with Cornerstone Therapeutics Inc., from April 2004 to March 2008, where he was promoted to President in June 2006 and Chief Executive Officer in December 2006

from the position of Senior Vice President and Chief Financial Officer. He also served on the board of directors of Critical Therapeutics from 2006 to 2008. Prior to that, Mr. Thomas served as the Chief Financial Officer and Vice President of Finance and Investor Relations at Esperion Therapeutics, Inc., a public biopharmaceutical company, from February 2000 to April 2004. Mr. Thomas has served as a member of the board of directors of Larimar Therapeutics Inc. since May 2020. Mr. Thomas holds a B.B.A. from the University of Michigan, Ann Arbor. We believe that Mr. Thomas is qualified to serve on our Board of Directors because of his extensive commercial and operational management experience at biopharmaceutical companies, as well as his extensive expertise with capital markets and other financial matters.

Kathleen Tregoning has served on our Board of Directors since October 2021. Ms. Tregoning previously served as Chief Corporate Affairs Officer, from July 2020, and Head of Commercial Strategy, from September 2023, of Cerevel Therapeutics Holdings, Inc. (“Cerevel”), a biopharmaceutical, until its acquisition by Abbvie Inc. in August 2024. Prior to joining Cerevel, from February 2017 to March 2020, Ms. Tregoning served as Executive Vice President for External Affairs at Sanofi S.A. (“Sanofi”), a French multinational pharmaceutical company, where she was responsible for leading an integrated organization that brought together market access, communications, public policy, government affairs, patient advocacy and corporate social responsibility. Prior to joining Sanofi, Ms. Tregoning spent more than a decade at Biogen Inc., a multinational biotechnology company, first as Vice President, Public Policy and Government Affairs, from 2006 to 2015, and then as Senior Vice President, Corporate Affairs, from December 2015 to February 2017. Previously, Ms. Tregoning served as a professional staff member in the United States Congress, where she held health policy roles with the Senate Budget Committee, the House Energy and Commerce Committee, and the House Ways and Means Committee. Ms. Tregoning began her career with Andersen Consulting, where she developed business strategies and processes for clients in a range of industries, and later served as an Assistant Deputy Mayor for Policy and Budget in the office of the Mayor of Los Angeles. Ms. Tregoning graduated from Stanford University with a B.A. in International Relations and holds an M.A. in Public Policy from the Kennedy School of Government at Harvard University. We believe that Ms. Tregoning is qualified to serve on our Board of Directors because of her senior and executive leadership experience in several biopharmaceutical companies, including her knowledge of healthcare public policy and knowledge of the life sciences industry.

Patrick Vink, M.D. has served on our Board of Directors since September 2015. Dr. Vink has been an advisor to the pharmaceutical industry since 2015, including his current role as a senior advisor at Athyrium Capital Management, LP, a financial services company, a role that he has held since 2019. Previously, Dr. Vink was employed at Cubist Pharmaceuticals, Inc. (“Cubist”), a biopharmaceutical company, from September 2012 to April 2015, most recently serving as Executive Vice-President and Chief Operating Officer, overseeing all worldwide commercial and technical operations as well as global alliance management, from January 2015 to April 2015. Prior to joining Cubist, Dr. Vink served as Senior Vice President, Global Head of Hospital Business and Global Head of Biologics for Mylan Inc. (“Mylan”), a pharmaceutical company, from September 2007 to September 2012. In this role, Dr. Vink managed Mylan’s global hospital business. Before joining Mylan, Dr. Vink held several leadership positions across the life sciences industry, including Head of Global Business Franchise Biopharmaceuticals for Sandoz Group AG, a division of Novartis AG; Vice President International Business for Biogen Inc.; and Head of Worldwide Marketing, Cardiovascular and Thrombosis for Sanofi-Synthélabo SA. From 2013 to 2015, Dr. Vink served as a member of the Executive Committee of the European Federation of Pharmaceutical Industries and Associations. Dr. Vink is chairman of the board of directors of two privately held companies and previously served on the boards of directors of Santhera Pharmaceuticals AG and Amryt Pharma PLC until June 2023 and April 2023, respectively. Dr. Vink graduated as a medical doctor from the University of Leiden, Netherlands in 1988 and obtained his M.B.A. in 1992 from the University of Rochester. We believe that Dr. Vink is qualified to serve on our Board of Directors because of his extensive operational business experience, significant knowledge of the activities of our company, and diverse background serving on the board of directors of various public and private life science companies.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2025, there were 12 meetings of our Board of Directors. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of committees of the Board of Directors on which such director served during the fiscal year ended December 31, 2025. The Board of Directors has adopted a policy under which each member of the Board of Directors shall make every effort, but is not required, to attend each annual meeting of our stockholders. Six of the then-serving directors attended our 2025 annual meeting of stockholders.

Audit Committee. Our Audit Committee met 4 times during the fiscal year ended December 31, 2025. This committee currently has three members: Frank E. Thomas (Chair), Milind Deshpande, Ph.D. and Scott Jackson. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements and the scope of annual audits and considers matters relating to accounting policy, internal controls and cybersecurity. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by Nasdaq, including the standards that apply specifically to members of audit committees. The Board of Directors has determined that Mr. Thomas is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

Our Audit Committee is responsible for, among other matters:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•

pre-approving all audit and non-audit services of our independent registered public accounting firm, except for de minimis non-audit services which are approved in accordance with applicable SEC rules;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from such firm;

•

reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures, earnings releases and other publicly disseminated financial information;

•

monitoring our internal control over financial reporting, disclosure controls and procedures and code of conduct, and be informed of (i) all significant deficiencies and material weaknesses related to internal control over financial reporting that are likely to adversely affect our ability to report financial information and (ii) any fraud that involves management or other employees who have a significant role in our internal control over financial reporting;

•	reviewing and discussing our risk management policies, including risks relating to cybersecurity;

•	establishing policies regarding hiring employees from our independent registered public accounting firm;

•	meeting independently with our independent registered public accounting firm and management on a quarterly basis;

•

discussing with our Chief Financial Officer (i) any legal matters that may materially impact our financial statements, accounting policies, and compliance with applicable laws and regulations and (ii) any material reports, notices or inquiries received from regulators or governmental agencies;

•	reviewing and approving the Company’s entry into swaps;

•	reviewing and approving or ratifying any related person transactions;

•

establishing complaint procedures for (i) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•	preparing the audit committee report required by SEC rules, which is included under the heading “Report of the Audit Committee” in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available on our website at www.sperotherapeutics.com.

Compensation Committee. Our Compensation Committee met 8 times during the fiscal year ended December 31, 2025. This committee currently has three members, Cynthia Smith (Chair), Patrick Vink, M.D., and Kathleen Tregoning. All members of the Compensation Committee qualify as independent under the definition promulgated by the SEC and by Nasdaq, including the standards that apply specifically to members of compensation committees.

Our Compensation Committee is responsible for, among other matters:

•	reviewing and approving, or recommending for approval by the Board of Directors, the compensation of our Chief Executive Officer and our other executive officers;

•	evaluating the performance of the executive officers;

•	reviewing and making recommendations to the Board of Directors with respect to incentive-compensation and equity-based plans that are subject to approval by the Board of Directors;

•	exercising all rights, authority and functions of the Board of Directors under all of our stock option, stock incentive, employee stock purchase and other equity-based plans;

•	reviewing and making recommendations to the Board of Directors with respect to director compensation;

•	preparing the annual Compensation Committee Report required by Item 407(e)(5) of Regulation S-K;

•	appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;

•	conducting the independence assessment outlined in Nasdaq rules with respect to any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;

•	reviewing and reassessing the adequacy of the Compensation Committee charter in its compliance with the listing requirements of Nasdaq; and

•	evaluating its own performance and reporting on such evaluation to the Board of Directors.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.sperotherapeutics.com.

The Compensation Committee conducts its decision-making process with respect to the compensation of our Chief Executive Officer without our Chief Executive Officer present.

The Compensation Committee has directly retained Meridian Compensation Partners, LLC (“Meridian”), an independent compensation consulting firm, to provide research and analysis and to make recommendations on the form and level of executive compensation. The Compensation Committee sought input from Meridian on executive compensation matters for 2025, including the design and competitive position of our executive compensation program, appropriate compensation levels, and evolving compensation trends.

Based on its consideration of the various factors set forth in the rules promulgated by the SEC and the Nasdaq listing rules, the Compensation Committee has determined that the work performed by Meridian has not raised any conflict of interest.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee (“Nominating Committee”) met twice during the fiscal year ended December 31, 2025 and has three members, Patrick Vink, M.D. (Chair), Milind Deshpande, Ph.D., and Scott Jackson. Our Board of Directors has determined that all members of the Nominating Committee qualify as independent under the definition promulgated by Nasdaq. The Nominating Committee’s responsibilities are set forth in the Nominating Committee’s written charter and include:

•	identifying and recommending candidates for membership on our Board of Directors;

•	recommending directors to serve on board committees;

•	reviewing and recommending our corporate governance guidelines and policies;

•	reviewing proposed waivers of the code of conduct for directors and executive officers;

•	evaluating, and overseeing the process of evaluating, the performance of our Board of Directors and individual directors; and

•	assisting our Board of Directors on corporate governance matters.

Generally, our Nominating Committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the Nominating Committee will evaluate a candidate’s qualifications in accordance with the criteria set forth in our Corporate Governance Guidelines.

If a stockholder wishes to propose a candidate for consideration as a nominee for election to the Board of Directors, it must follow the procedures described in our Amended and Restated Bylaws and in “Stockholder Proposals and Nominations For Director” at the end of this proxy statement. Any such recommendation should be made in writing to the Nominating Committee, care of our Secretary at our principal office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:

•	all information relating to such person that would be required to be disclosed in a proxy statement;

•	certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in our securities;

•	a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and

•	a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.

The recommendation must also be accompanied by the following information concerning the proposed nominee:

•	certain biographical information concerning the proposed nominee;

•	all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;

•	certain information about any other security holder who supports the proposed nominee;

•	a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and

•	additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our Amended and Restated Bylaws.

A copy of the Nominating Committee’s written charter is publicly available on our website at www.sperotherapeutics.com.

Development Committee. Our Development Committee met 7 times during the fiscal year ended December 31, 2025 and currently has two members, John C. Pottage, Jr., M.D. (Chair) and Milind Deshpande, Ph.D. Dr. Mahadevia was a member of the Development Committee in 2025 until his resignation from our Board of Directors and all committees thereof on January 30, 2026. Our Development Committee provides additional oversight and engagement with respect to the development of our current and future product candidates.

Corporate Governance Guidelines. Our Board of Directors has adopted Corporate Governance Guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of us and our stockholders. The guidelines provide that:

•	our Board of Directors’ principal responsibility is to oversee our management;

•	except as required by Nasdaq rules, a majority of the members of our Board of Directors must be independent directors;

•	the independent directors meet in executive session at least twice a year;

•	directors have full and free access to management and, as necessary, independent advisors; and

•	our nominating committee will oversee periodic self-evaluations of the Board of Directors to determine whether it and its committees are functioning effectively.

Our Corporate Governance Guidelines provide that the background and qualifications of the members of our Board of Directors, considered as a group, should provide a significant breadth of experience, knowledge, and ability to assist our Board of Directors in fulfilling its responsibilities. Our priority in selection of board members is the identification of members who will further the interests of our stockholders through their established records of professional accomplishment, the ability to contribute positively to the collaborative culture among our board members, knowledge of our business, understanding of the competitive landscape in which we operate and adherence to high ethical standards.

A copy of our Corporate Governance Guidelines are publicly available on our website at www.sperotherapeutics.com.

Code of Business Conduct and Ethics. We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our principal executive officer, principal financial officer and principal accounting officer. The text of the Code of Business Conduct and Ethics is posted on our website at www.sperotherapeutics.com and will be made available to stockholders without charge, upon request, in writing to our Secretary at Spero Therapeutics, Inc., 675 Massachusetts Avenue, 14th Floor, Cambridge, Massachusetts 02139. Disclosure regarding any amendments to, or waivers from, provisions of the Code of Business Conduct and Ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of Nasdaq.

Compensation Committee Interlocks and Insider Participation. None of the members of our Compensation Committee has at any time during the last completed fiscal year has been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of our Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee. For a description of any transactions between us and members of our Compensation Committee and affiliates of such members, see “Certain Relationships and Related Person Transactions.”

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors is currently chaired by Frank Thomas. As a general policy, our Board of Directors believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of our Board of Directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board of Directors as a whole. As such, Ms. Rajavelu serves as our Chief Executive Officer and serves on the Board of Directors, while Frank Thomas serves as the Chairman of our Board of Directors, but is not an officer of the Company.

Our Board of Directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board of Directors performs this oversight role by using several different levels of review. In connection with its reviews of our operations and corporate functions, our Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, our Board of Directors reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

Each of our board committees also oversees the management of our risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Executive Officer reports to the Audit Committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our Audit Committee meets privately with representatives from our independent registered public accounting firm and our Chief Executive Officer. The Audit Committee oversees the operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to our Board of Directors regarding these activities.

Insider Trading Policy and Policy Prohibiting Hedging
We maintain an insider trading policy that, among other things, governs the buying and selling of our securities by all of our personnel, including directors, officers, employees and consultants and certain other covered persons. Our policy is designed to prevent violations of insider trading laws by our personnel and to avoid even the appearance of improper conduct in this regard. The policy prohibits covered persons from purchasing, selling, or otherwise disposing of our securities while in possession of material non-public
information (except in limited circumstances, such as pursuant to a previously established trading plan). In addition, the policy generally prohibits all employees (including executives and directors) from engaging in any transaction in which they may profit from short-term speculative swings in the value of our securities, including by way of the purchase or sale of a put option, a call option or a short sale (including a short sale “against the box”), or engaging in hedging transactions, including prepaid variable forward contracts, equity swaps, collars and exchange funds. The policy includes quarterly and other trading blackouts and sets forth the procedures covered persons must follow before transacting in our securities, including pre-clearance
by our Chief Financial Officer of all transactions by executive officers, directors, and certain other covered persons, as well as members of their households. Although we have not adopted an insider trading policy governing the purchase, sale, and/or other disposition of our securities by the Company, as part of the oversight of risk, the Board of Directors, or one or more of its committees, approves any transaction, plan or arrangement by or with the Company with respect to our securities on a case-by-case
basis, and as part of their procedures to review and approve any such transaction, plan or arrangement, the board of directors or committee consults with legal counsel to ensure compliance with applicable insider trading laws, rules and regulations, and listing standards. A copy of the insider trading policy is filed as an exhibit to our Annual Report on Form
10-K.
Stockholder Communications to the Board of Directors
Generally, stockholders who have questions or concerns should contact our Investor Relations department at ir@sperotherapeutics.com. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board of Directors at Spero Therapeutics, Inc., 675 Massachusetts Avenue, 14th Floor, Cambridge, Massachusetts 02139. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as: junk mail and mass mailings; resumes and other forms of job inquiries; surveys; and solicitations or advertisements. In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.
Executive Officers
Timothy Keutzer, 58, our Chief Operating Officer, is currently our only executive officer who is not also a member of the Board of Directors. Biographical information for Esther Rajavelu is provided above in the section “
The Board of Directors
.” We have employment agreements with both Ms. Rajavelu and Mr. Keutzer.
Timothy Keutzer
has served as our Chief Operating Officer since February 2023 and previously served as our Chief Development Officer from June 2019 until February 2023 and as our Senior Vice President, Development from September 2015 to June 2019. He has over 30 years’ experience in the pharmaceutical industry, spanning multiple functional and therapeutic areas. Prior to joining Spero, Mr. Keutzer served in various roles at Cubist from January 2006 to July 2015, including Vice President of Program and Portfolio Management from May 2014 to July 2015. At Cubist, Mr. Keutzer was the program leader for ceftolozane/tazobactam, which progressed rapidly from Phase 1 to Phase 3, and was approved in the FDA in December of 2014. Prior to that role, he also led several of Cubist’s in-licensed
development programs and led the commercial supply chain for Cubist. His experience before Cubist spans multiple drug classes and includes preclinical pharmacokinetics and pharmacodynamics and clinical operations at Genetics Institute, as well as global strategic marketing and program management at Wyeth. Mr. Keutzer began his career in contract toxicology labs. Mr. Keutzer earned his bachelor’s degree from the University of Kentucky.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid to or accrued by our named executive officers during the last two fiscal years ended December 31, 2024 and 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All other Compensation ($)(4)	Total ($)
Esther Rajavelu	2025	577,179	687,479	413,705	372,000	11,134	2,061,496
President and Chief Executive Officer, Chief Financial Officer, Chief Business Officer and Treasurer(5)	2024	483,313	—	188,190	173,993	10,984	856,479
Tim Keutzer	2025	484,566	498,818	213,710	232,592	11,134	1,440,820
Chief Operating Officer	2024	475,065	—	376,378	171,023	10,984	1,033,450
Satyavrat Shukla	2025	244,153	452,813	603,380	307,912	416,919	2,025,178
Former President and Chief Executive Officer(6)	2024	603,750	—	1,066,817	271,686	10,984	1,953,237

(1)

Consists of retention bonuses paid to Ms. Rajavelu, Mr. Keutzer and Mr. Shukla, during the year ended December 31, 2025. See “Retention Cash Bonus” below for additional information regarding these retention bonuses.

(2)

These amounts represent the aggregate grant date fair value for restricted stock unit (“RSU”) awards computed in accordance with the rules of Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation—Stock Compensation (“ASC Topic 718”). A discussion of the assumptions used in determining grant date fair value may be found in Note 8 to our consolidated financial statements for the year ended December 31, 2025 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 26, 2026.

(3)

Amounts represent annual cash bonuses earned for the applicable fiscal year. The annual cash bonuses are paid in the first quarter of the calendar year following the year to which the cash bonus relates.

(4)

Amounts in this column include for the year ended December 31, 2025 (i) in the case of Ms. Rajavelu, $634 consists of the dollar value of life insurance premiums we paid with respect to term life insurance, and $10,500 in a matching contribution under our 401(k) plan, (ii) in the case of Mr. Keutzer, $634 consists of the dollar value of life insurance premiums we paid with respect to term life insurance and $10,500 in a matching contribution under our 401(k) plan, and (iii) in the case of Mr. Shukla, $410,550 in severance, $211 consists of the dollar value of life insurance premiums we paid with respect to term life insurance and $6,158 in a matching contribution under our 401(k) plan

(5)

Ms. Rajavelu was appointed President and Chief Executive Officer, effective as of May 2, 2025, and was elected as a member of the Board of Directors at our 2025 annual meeting of stockholders in June 2025. Ms. Rajavelu was previously serving as our Interim President and Chief Executive Officer, since January 2025. Ms. Rajavelu continues to serve as our Chief Financial Officer, Treasurer, and Chief Business Officer since November 2023.

(6)	Mr. Shukla separated from the Company and resigned from the Board of Directors effective as of May 2, 2025.

Narrative Disclosure to Summary Compensation Table

Our employment arrangements with our named executive officers are described below.

Esther Rajavelu

On October 31, 2023, we entered into an employment agreement with Ms. Rajavelu with respect to her employment as our Chief Financial Officer, Chief Business Officer and Treasurer (the “Rajavelu Employment Agreement”). The terms of the Rajavelu Employment Agreement provided for an annual base salary of $475,000 prorated for fiscal year 2023, and eligibility for an annual incentive bonus starting in 2024, with a target bonus opportunity of 40% of her then-current base salary, subject to adjustment by the Board of Directors or Compensation Committee, and a sign-on bonus of $50,000. Ms. Rajavelu’s annual base salary has been subsequently increased over time. In January 2024, Ms. Rajavelu’s base salary was increased, effective January 1, 2024, to $483,313 with a target bonus opportunity of 40% of her base salary. In January 2025, Ms. Rajavelu’s base salary was increased, effective January 1, 2025, to $492,979 with a target bonus opportunity of 40% of her base salary.

On January 10, 2025, we entered into an Interim Period Agreement with Ms. Rajavelu in connection with her appointment as our Interim President and Chief Executive Officer (the “Rajavelu Interim Agreement”), which supplemented and amended the Rajavelu Employment Agreement. Under the terms of the Rajavelu Interim Agreement, we paid Ms. Rajavelu an amount of $20,000 for each full calendar month during the time Ms. Rajavelu served as Interim President and Chief Executive Officer commencing on January 10, 2025.

On April 28, 2025, we entered into an Amended and Restated Employment Agreement with Ms. Rajavelu in connection with her appointment as our full-time President and Chief Executive Officer effective May 2, 2025, in addition to her roles as our Chief Financial Officer and Treasurer (the “Rajavelu Amended Employment Agreement”). Under the terms of the Rajavelu Amended Employment Agreement, (i) we paid Ms. Rajavelu an annual base salary of $620,000 for fiscal year 2025; (ii) Ms. Rajavelu was eligible to receive an annual cash bonus, with the target amount of such annual performance bonus equal to 50% of her base salary in the year to which the annual performance bonus relates; provided that the actual amount of the annual performance bonus may be greater or less than such target amount; and (iii) we awarded Ms. Rajavelu 185,000 RSUs under the 2017 Stock Incentive Plan (the “2017 Plan”); the RSUs are subject to the terms and conditions of the 2017 Plan and an RSU agreement between Ms. Rajavelu and us; and the RSUs shall vest in four equal annual installments beginning on the first anniversary of the Effective Date, except as otherwise provided in the RSU agreement. In January 2026, Ms. Rajavelu’s base salary was increased, effective January 1, 2026, to $642,000 with a target bonus opportunity of 55% of her base salary.

The Rajavelu Amended Employment Agreement also provides for the following severance payments upon termination by the Company without Cause (as defined in the Rajavelu Amended Employment Agreement) or by Ms. Rajavelu for Good Reason (as defined in the Rajavelu Amended Employment Agreement): (i) payment of her then-current Base Salary for a period of 12 months following termination; (ii) a pro-rated target bonus for the period during which Ms. Rajavelu was employed in the year of termination; and (iii) continued coverage of our portion of monthly premiums under the Company’s group health insurance plan until the earlier of 12 months from termination or the date Ms. Rajavelu becomes eligible for medical benefits with another employer. Further, the Rajavelu Amended Employment Agreement provides that upon termination by the Company without Cause or by Ms. Rajavelu for Good Reason within (i) 90 days prior to the earlier to occur of a Change of Control (as defined as “Change in Control” in the Rajavelu Amended Employment Agreement) or the execution of a definitive agreement, the consummation of which would result in a Change of Control (provided the Change in Control is then consummated) or (ii) one year following a Change of Control, Ms. Rajavelu will be entitled to receive: (i) a lump sum payment equal to 18 months of her then-current base salary plus an amount equal to one-and-one-half times the target amount of her annual performance bonus; (ii) acceleration of all unvested equity awards as of the date of termination; and (iii) continued coverage of our portion of monthly premiums under our group health insurance plan until the earlier of 18 months from termination or the date Ms. Rajavelu becomes eligible for medical benefits with another employer. Payment in each case is subject to Ms. Rajavelu’s execution of a release to be provided by us following such termination. In addition, if Ms. Rajavelu’s employment terminates as a result of disability or death, she will be entitled to receive a pro-rated target bonus for the period during which she was employed in the year of termination.

Timothy Keutzer

On January 1, 2020, we entered into an employment agreement with Mr. Keutzer with respect to his employment as our Chief Development Officer, as amended on November 10, 2022 (the “Keutzer Original Employment Agreement”). The terms of the Keutzer Original Employment Agreement provided for an annual base salary of $330,000 and eligibility for an annual incentive bonus, with a target bonus opportunity of 40% of his then-current base salary, subject to adjustment by the Board of Directors or Compensation Committee. Mr. Keutzer’s annual base salary has been subsequently increased over time. In December 2021, Mr. Keutzer’s base salary was increased, effective February 1, 2022, to $425,000 with a target bonus opportunity of 40% of his base salary.

On February 1, 2023, we entered into a second amendment to the Keutzer Original Employment Agreement with Mr. Keutzer with connection with his appointment as our Chief Operating Officer (the “Keutzer Amended Employment Agreement”). Under the terms of the Keutzer Amended Employment Agreement, we paid Mr. Keutzer an annual base salary of $459,000 for fiscal year 2023, with a target bonus opportunity of 40% of his base salary. In January 2024, Mr. Keutzer’s base salary was increased, effective January 1, 2024, to $475,065 with a target bonus opportunity remaining at 40% of his base salary. In January 2025, Mr. Keutzer’s base salary was increased, effective January 1, 2025, to $484,566 with a target bonus opportunity remaining at 40% of his base salary. In January 2026, Mr. Keutzer’s base salary was increased, effective January 1, 2026, to $502,000 with a target bonus opportunity remaining at 40% of his base salary.

The Keutzer Amended Employment Agreement also provides for the following severance payments upon termination by us without Cause (as defined in the Keutzer Amended Employment Agreement) or by Mr. Keutzer for Good Reason (as defined in the Keutzer Amended Employment Agreement): (i) payment of his then-current base salary for a period of nine months following termination; (ii) a pro-rated target bonus for the period during which Mr. Keutzer was employed in the year of termination; and (iii) continued coverage of a portion of monthly premiums under our group health insurance plan until the earlier of 12 months from termination or the date Mr. Keutzer becomes eligible for medical benefits with another employer. Further, the Keutzer Amended Employment Agreement provides that upon termination by us without Cause or by Mr. Keutzer for Good Reason (i) within 90 days prior to the earlier to occur of a Change of Control (as defined in the Keutzer Amended Employment Agreement) or the execution of a definitive agreement, the consummation of which would result in a Change of Control or (ii) one year following a Change of Control, Mr. Keutzer will be entitled to receive: (i) a lump sum payment equal to 12 months of his then-current base salary plus the amount of his then-current target performance bonus; (ii) acceleration of all unvested equity awards as of the date of termination; and (iii) continued coverage under our group health insurance plan until the earlier of 12 months from termination or the date Mr. Keutzer becomes eligible for medical benefits with another employer. Payment in each case is subject to Mr. Keutzer’s execution of a release satisfactory to us following such termination. In addition, if Mr. Keutzer’s employment terminates as a result of disability or death, he shall be entitled to receive a pro-rated target bonus for the period during which Mr. Keutzer was employed in the year of termination.

Satyavrat Shukla

Effective August 1, 2023, we entered into an Amended and Restated Employment Agreement with Mr. Shukla in connection with his appointment as our President and Chief Executive Officer (the “Shukla Amended Employment Agreement”).

The Shukla Amended Employment Agreement also provided for the following severance payments upon termination by us without Cause (as defined in the Shukla Amended Employment Agreement) or by

Mr. Shukla for Good Reason (as defined in the Shukla Amended Employment Agreement): (i) payment of his then-current base salary for a period of 12 months following termination; (ii) a pro-rated target bonus for the period during which Mr. Shukla was employed in the year of termination; and (iii) continued coverage under our group health insurance plan until the earlier of 12 months from termination or the date Mr. Shukla became eligible for medical benefits with another employer. Further, the Shukla Amended Employment Agreement provide that upon termination by us without Cause or by Mr. Shukla for Good Reason within (i) 90 days prior to the earlier to occur of a Change of Control (as defined in the Shukla Amended Employment Agreement) or the execution of a definitive agreement, the consummation of which would result in a Change of Control or (ii) one year following a Change of Control, Mr. Shukla would be entitled to receive: (i) a lump sum payment equal to 18 months of his then-current base salary plus an amount equal to one-and-one-half times the target amount of his annual performance bonus; (ii) acceleration of all unvested equity awards as of the date of termination; and (iii) continued coverage under our group health insurance plan until the earlier of 18 months from termination or the date Mr. Shukla became eligible for medical benefits with another employer. Payment in each case was subject to Mr. Shukla’s execution of a release satisfactory to us following such termination. In addition, if Mr. Shukla’s employment terminated as a result of disability or death, he would be entitled to receive a pro-rated target bonus for the period during which he was employed in the year of termination.

In January 2025, Mr. Shukla began a paid administrative leave from his role as our President and Chief Executive Officer and we entered into an Interim Period Agreement with Mr. Shukla on January 10, 2025. During such leave, the Interim Period Agreement provided that Mr. Shukla would remain an employee, and continue to serve as a member of our Board of Directors for the duration of his directorship term. We and Mr. Shukla mutually agreed to separate, effective May 2, 2025. In addition, Mr. Shukla stepped down from our Board of Directors, effective May 2, 2025. In connection with the foregoing, we entered into a Separation Agreement with Mr. Shukla (the “Shukla Separation Agreement”), pursuant to which he was entitled to receive: (i) salary continuation in the amount of $615,825, payable as continued salary for 12 months in accordance with our regular payroll dates, (ii) a cash bonus equal to $307,913 for the year ended December 31, 2025, which was paid to Mr. Shukla when we paid the 2025 annual bonuses to our employees in 2026, (iii) any portion of a retention bonus in the amount of $452,813, that remained unpaid as May 2, 2025, which represented two-thirds of the retention bonus that was otherwise payable to Mr. Shukla as provided in his Retention Bonus Agreement, dated November 13, 2024, (iv) notice pay in an amount equal to the balance of Mr. Shukla’s 30-day notice period, in lieu of the 30-day notice period provided under the Shukla Amended Employment Agreement, and (v) the monthly premium under Consolidated Omnibus Budget Reconciliation Act (“COBRA”) following Mr. Shukla’s separation date, until the earlier of (a) May 31, 2026 and (b) the date when Mr. Shukla becomes eligible to receive health insurance coverage in connection with new employment. Pursuant to the terms of the Shukla Separation Agreement, all of Mr. Shukla’s then vested and unexercised options were exercisable for 90 days in accordance with the terms of such options and the 2017 Plan and the 2019 Inducement Plan, as applicable. In addition, Mr. Shukla will be entitled to indemnification pursuant to the terms of the indemnification agreement, dated December 9, 2020, between the parties.

Under each of the employment agreements with Ms. Rajavelu, Mr. Keutzer and Mr. Shukla, Good Reason means (i) relocation of the executive’s principal business location to a location more than thirty (30) miles from the executive’s then-current business location; (ii) a material diminution in the executive’s duties, authority or responsibilities; (iii) a material reduction in the executive’s base salary; (iv) willful and material breach by us of our covenants and/or obligations under the executive’s employment agreement; or (v) within one year following a Change of Control, the executive is not an executive of the parent company, provided that the executive’s roles responsibilities and scope of authority within the subsidiary is not comparable to the executive’s roles, responsibilities and scope of authority with us prior to the Change of Control.

Under each of the employment agreements with Ms. Rajavelu, Mr. Keutzer and Mr. Shukla, Change of Control means (i) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company, or any affiliate, parent or subsidiary of the Company, or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions; (ii) a merger or consolidation of the Company other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; (iii) our stockholders approve an agreement for the sale or disposition by the Company of all or substantially all of our assets; or (iv) a change in the composition of our Board of Directors, as a result of which fewer than a majority of the directors are incumbent directors.

Under each of the employment agreements with Ms. Rajavelu, Mr. Keutzer and Mr. Shukla, Cause means (i) the executive’s conviction of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (ii) the executive’s willful failure or refusal to comply with lawful directions of our Board of Directors (or, for Mr. Keutzer, the lawful directions of the Chief Executive Officer), which failure or refusal continues for more than thirty days after written notice is given to the executive by our Board of Directors (or, for Mr. Keutzer, by the Chief Executive Officer), which notice sets forth in reasonable detail the nature of such failure or refusal; (iii) willful and material breach by the executive of a written company policy applicable to the executive or the executive’s covenants and/or obligations under his or her employment agreement or the material breach of the executive’s proprietary information and inventions assignment agreement; and/or (iv) material misconduct by the executive that seriously discredits or damages us or any of our affiliates.

All of our executive officers have entered into our standard proprietary information and inventions assignment agreement.

Annual Bonus

We seek to motivate and reward our executives for achievements relative to our corporate goals and expectations for each fiscal year. Each named executive officer has a target bonus opportunity, defined as a percentage of his or her base salary. In 2025, the target bonus opportunities were as follows: Ms. Rajavelu’s was set at 50% of her base salary, Mr. Keutzer’s was set at 40% of his base salary and Mr. Shukla’s was set at 50% of his base salary.

To reinforce the importance of integrated and collaborative leadership, bonuses for executives have been based primarily on Company performance.

The Company’s goals for 2025 included:

A.	Meet certain defined execution objectives for Tebipenem HBr within GSK collaboration (40% weighting);

B.	Meet certain defined regulatory objectives for Tebipenem HBr within GSK collaboration (30% weighting);

C.	Complete certain alliance management goals related to the GSK collaboration and explore certain business development opportunities (15% weighting);

D.	Maintain fiscal discipline into 2026 (10% weighting); and

E.	Maintain the Company’s corporate culture (5% weighting).

The Compensation Committee considered the achievement of specific performance levels against these 2025 objectives and determined that the 2025 goals had been exceeded, and that each member of the Executive Team would receive 120% of their annual 2025 bonus. The Board agreed and our named executive officers received 120% of their 2025 bonus in the first quarter of 2026.

Retention Cash Bonus

On November 13, 2024, upon the recommendation of the Compensation Committee, the Board of Directors approved a cash retention award for our then-current executive officers, including awards to Ms. Rajavelu, Mr. Keutzer and Mr. Shukla consisting of the following:

(1)

Ms. Rajavelu was eligible to receive a cash retention bonus of $687,479, which was equivalent to 75% of the aggregate of her then-current base salary plus target bonus as of November 13, 2024, plus the annualized additional payment under the Rajavelu Interim Agreement, payable in three equal installments based upon the achievement of certain performance milestones related to facilitating the progress of PIVOT-PO and certain goals related to our stock price appreciation or financial stewardship. The first milestone was achieved in April 2025 and $229,159.67 of the retention bonus was paid in May 2025. The second and third milestones, each in the amount of $229,159.62, were achieved and paid in the fourth quarter of 2025.

(2)

Mr. Keutzer was eligible to receive a cash retention bonus equal to $498,818, which was 75% of the aggregate of his then-current base salary plus target bonus as of November 13, 2024 payable in three equal installments based upon the achievement of certain performance milestones related to facilitating the progress of PIVOT-PO and certain goals related to our stock price appreciation or financial stewardship. The first milestone was achieved in April 2025 and $166,272.79 of the retention bonus was paid in May 2025. The second and third milestones, each in the amount of $166,272.79, were achieved and paid in the fourth quarter of 2025.

(3)

Mr. Shukla was eligible to receive a cash retention bonus of $679,219, which was equivalent to 75% of the aggregate of his then-current base salary plus target bonus as of November 13, 2024 payable in three equal installments based upon the achievement of certain performance milestones related to facilitating the progress of PIVOT-PO and certain goals related to our stock price appreciation or financial stewardship. The first milestone was achieved in April 2025 and $226,406.25 of the retention bonus was paid in May 2025. Per the Shukla Separation Agreement, the second milestone in the amount of $226,406.25 was achieved and paid in May 2025 and Mr. Shukla was not eligible for payment in connection with the achievement of the third milestone.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table shows grants of stock options and awards outstanding on the last day of the fiscal year ended December 31, 2025 to each of our named executive officers.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have not Vested (#)		Market Value of Shares or Units of Stock That Have not Vested ($)(1)
Esther Rajavelu	—		—		—	—	150,000	(2)	349,500
	—		—		—	—	89,899	(3)	209,465
	—		—		—	—	366,139	(4)	853,104
	—		—		—	—	185,000	(5)	431,050
Timothy Keutzer	55,943	(6)	—		5.90	7/5/2027	—		—
	25,016	(6)	—		11.63	12/12/2027	—		—
	25,000	(6)	—		6.26	1/1/2029	—		—
	55,000	(6)	—		9.34	2/2/2030	—		—
	57,432	(6)	—		19.18	1/31/2031	—		—
	50,974	(7)	2,216	(7)	11.18	1/31/2032	—		—
	—		—		—	—	9,503	(8)	22,142
	—		—		—	—	132,978	(3)	309,839
	—		—		—	—	179,798	(4)	418,929
	—		—		—	—	266,139	(5)	620,104

(1)	The market value of the stock awards is based on the closing price of our common stock of $2.33 per share on December 31, 2025.
(2)

Consists of RSUs. Each RSU represents the right to receive one share of common stock upon vesting. The RSUs vest in four equal annual installments beginning on November 13, 2023, subject to the individual’s continued service through the applicable vesting date.

(3)

Consists of RSUs. Each RSU represents the right to receive one share of common stock upon vesting. The RSUs vest in four equal annual installments beginning on February 1, 2024 subject to the individual’s continued service through the applicable vesting date.

(4)

Consists of RSUs. Each RSU represents the right to receive one share of common stock upon vesting. The RSUs vest in four equal annual installments beginning on February 3, 2025, subject to the individual’s continued service through the applicable vesting date.

(5)

Consists of RSUs. Each RSU represents the right to receive one share of common stock upon vesting. The RSUs vest in four equal annual installments beginning on May 2, 2025, subject to the individual’s continued service through the applicable vesting date.

(6)	These options are fully vested.
(7)

25% of the options vested on December 2, 2023 and an additional 1/36th of the remaining shares vest monthly until the option is fully vested. In addition, in the event of a termination in connection with a change of control, the vesting of these options will accelerate in accordance with the terms of the option and Mr. Keutzer’s employment agreement.

(8)

Consists of RSUs. Each RSU represents the right to receive one share of common stock upon vesting. The RSUs vest in four equal annual installments beginning on February 1, 2023 subject to the individual’s continued service through the applicable vesting date.

During the year ended December 31, 2025, our named executive officers did not exercise any stock options.

Policies and Practices Related to the Grant of Certain Equity Awards
Our equity awards, including stock options, are granted in connection with our yearly compensation cycle and regularly scheduled meetings of the compensation committee. Typically, our practice is to make annual award grants on the first business day of February of each fiscal year. We may also grant equity awards upon hire or promotion or for retention purposes. Our policy is to not grant stock options or similar awards in anticipation of the release of material non-public
information and to not time the release of material
non-public
information based on equity award grant date, but some option grants, or similar awards, may be granted close in time to the release of material non-public
information to the extent those options, or similar awards, are being granted upon hiring of new executive officers or in connection with annual grants being made as part of our director compensation policy. During the year ended December 31, 2025, we did not time the disclosure of material non-public
information for the purpose of affecting the value of executive compensation, and none of our named executive officers were awarded options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form
10-Q,
Form
10-K,
or Form
8-K
that disclosed material
non-public
information, and ending one business day after the filing or furnishing of such reports.
Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2025 to each of our non-employee
directors. Directors who are employed by us are not compensated for their service on our Board of Directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Milind Deshpande, Ph.D.	62,500	57,800	—	120,300
Scott Jackson	57,500	57,800	—	115,300
Ankit Mahadevia, M.D.(3)	45,000	57,800	—	102,800
John C. Pottage, Jr., M.D.	50,000	57,800	225,000	332,800
Cynthia Smith	60,000	57,800	—	117,800
Frank E. Thomas	130,000	57,800	—	187,800
Kathleen Tregoning	50,000	57,800	—	107,800
Patrick Vink, M.D.	83,750	57,800	—	141,550

(1)
These amounts represent the aggregate grant date fair value for RSU awards computed in accordance with ASC 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 8 to our consolidated financial statements, included in our Annual Report on Form
10-K
for the fiscal year ended December 31, 2025, filed with the SEC on March 26, 2026.

(2)	For Dr. Pottage, this amount consists of compensation earned during the year ended December 31, 2025 pursuant to the Pottage Consulting Agreement (as defined below).
(3)	Dr. Mahadevia resigned from our Board of Directors effective January 30, 2026.

As of December 31, 2025, the aggregate number of options held by each of our non-employee
directors was as follows (representing both exercisable and unexercisable option awards, none of which have been exercised):

Name	Number of Shares Underlying Outstanding Stock Options
Milind Deshpande, Ph.D.	83,664
Scott Jackson	30,000
Ankit Mahadevia, M.D.	1,338,937
John C. Pottage, Jr., M.D.	33,219
Cynthia Smith	35,848
Frank E. Thomas	63,893
Kathleen Tregoning	85,974
Patrick Vink, M.D.	82,067
Non-Employee
Director Compensation Policy
Under our
Non-Employee
Director Compensation Policy, as amended (the
“Non-Employee
Director Compensation Policy”), each
non-employee
director is eligible to receive compensation for his or her service consisting of annual cash retainers and equity awards. Our non-employee
directors received the following annual retainers for their service as of December 31, 2025:

Position	Retainer
Board Member	$40,000
Board Chairperson (additional retainer)	30,000
Lead Director, if any (additional retainer)	18,750
Audit Committee Chair	20,000
Compensation Committee Chair	20,000
Nominating and Corporate Governance Committee Chair	15,000
Development Committee Chair	10,000
Audit Committee Member	10,000
Compensation Committee Member	10,000
Nominating and Corporate Governance Committee Member	7,500
Development Committee Member	5,000
Our
Non-Employee
Director Compensation Policy provides the following with respect to equity awards to non-employee
directors: (i) the initial equity award consisting of a
non-qualified
stock option to purchase shares of our common stock upon first appointment to our Board of Directors and vesting in equal monthly installments until the third anniversary of the grant date subject to the non-employee
director’s continued service in the amount of 15,000 shares, and (ii) annual equity awards consisting of a grant of 20,000 RSUs (each RSU relating to one share of our common stock) on the date of our annual meeting of stockholders. The RSUs vest on the first anniversary of the grant date, subject to the director’s continued service, and are issued under, and are subject to the terms of, the 2017 Plan. The policy also provides that, prior to the beginning of each calendar year, a non-employee
director may elect to receive all or a portion of his or her base annual fee for service on our Board of Directors in the form of a non-qualified
stock option to purchase a number of shares of our common stock based on the Black-Scholes value of such option, which option will be granted on the first business day of the calendar year. These options vest in four quarterly installments on the last day of each calendar quarter during the calendar year, subject to the continued service of the non-employee
director.
Directors may be reimbursed for travel, food, lodging and other expenses directly related to their service as directors. Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions in our Amended and Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws.

Consulting Agreements with Dr. Mahadevia

On June 13, 2023, in connection with him stepping down as the Company’s Chief Executive Officer, we entered into a Consulting Agreement with Dr. Mahadevia (the “Mahadevia Consulting Agreement”), effective as of August 1, 2023. Pursuant to the terms of the Mahadevia Consulting Agreement, Dr. Mahadevia performed certain consulting services for us through July 31, 2025, including advising us on general operational and strategic matters (the “Mahadevia Services”). Under the Mahadevia Consulting Agreement, we paid Dr. Mahadevia (i) $54,000 per month for the Mahadevia Services from August 1, 2023 to January 31, 2024 and (ii) an hourly rate of $310.00 per hour for any Mahadevia Services rendered from on February 1, 2024 through July 31, 2025, as needed. Further, for the duration of the Mahadevia Consulting Agreement, the equity that Dr. Mahadevia received prior to August 1, 2023 under the 2017 Plan and any stock option or RSU agreement issued thereunder continued to vest in accordance with the terms of the 2017 Plan and any such stock option or RSU agreement. Dr. Mahadevia was able to exercise any vested options or RSUs during the term of the Mahadevia Consulting Agreement and for 90 days thereafter (provided that it is no later than the date such award expires) in accordance with the terms of the 2017 Plan and the applicable stock option or RSU agreement. Additionally, in the event of a Change of Control (as defined in Mahadevia Consulting Agreement) on or before July 31, 2025, Dr. Mahadevia was eligible to become fully vested in any and all equity awards outstanding as of the effective date of such Change of Control.

On January 31, 2026, in connection with Dr. Mahadevia stepping down from the Board of Directors, we entered into a new consulting agreement with Dr. Mahadevia (the “2026 Mahadevia Consulting Agreement”) through which Dr. Mahadevia will be available to provide consulting services to us, as may be requested from time to time by management, at a rate of $400.00 per hour until February 1, 2027. Further, the equity awards that Dr. Mahadevia received under the 2017 Plan and any stock option or RSU agreement issued thereunder prior to January 31, 2026 will continue to vest in accordance with the terms of the 2017 Plan and the applicable stock option or RSU agreement during the term of the 2026 Mahadevia Consulting Agreement. Dr. Mahadevia may exercise any vested options during the term of the 2026 Mahadevia Consulting Agreement and for 90 days thereafter in accordance with the terms of the 2017 Plan and the applicable stock option agreement.

Consulting Agreement with Dr. Pottage

On August 1, 2024, we entered into a Consulting Agreement with Dr. Pottage (the “Pottage Consulting Agreement”), effective as of August 5, 2024. Pursuant to the terms of the Pottage Consulting Agreement, Dr. Pottage performed certain consulting services for us, including advising us on commercial, medical affairs, business development, and general operational and strategic matters (the “Pottage Services”). Under the Pottage Consulting Agreement, we paid Dr. Pottage a monthly stipend of $25,000 for an expected commitment of 20 hours per week for the Pottage Services, provided that in no event would Dr. Pottage be paid more than $120,000 in any consecutive 12-month period. On January 29, 2025, we entered into an Amended and Restated Consulting Agreement with Dr. Pottage, which removed the $120,000 annual cap on the payments to Dr. Pottage and provided for the agreement to continue until it is terminated in accordance with its terms. The agreement terminated as of December 31, 2025.

Pay Versus Performance
As required by Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between “compensation actually paid” to our principal executive officers (“PEOs”) and the average of our other named executive officers (“NEOs”) and certain financial metrics of our Company. The following table also provides information regarding company performance over the same periods, as well as the relationship of “compensation actually paid” to our PEOs and NEOs to company performance.

									Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for Esther Rajavelu ($)(1)	Summary Compensation Table Total for Satyavrat Shukla ($)(2)	Summary Compensation Table Total for Ankit Mahadevia ($)(3)	Compensation Actually Paid to Esther Rajavelu ($)(4)(5)	Compensation Actually Paid to Satyavrat Shukla ($)(3)(5)	Compensation Actually Paid to Ankit Mahadevia ($)(4)(5)	Average Summary Compensation Table Total Compensation for Other NEOs ($)(6)	Average Compensation Actually Paid to Other NEOs ($)(6)(7)	Company TSR ($)(8)	Net Income (loss) ($ in thousands) (9)
2025	2,061,496	2,025,178	—	3,344,368	982,033	—	1,440,820	2,268,982	12	8,572
2024	—	1,953,238	—		2,245,682	—	944,965	1,721,025	5	(68,566)
2023	—	2,024,647	2,385,905		2,020,658	2,622,030	1,446,848	1,487,365	8	22,806

(1)	Ms. Rajavelu was one of our PEOs during 2025.
(2)
Calculated in accordance with Item 402(v)(2) of Regulation
S-K.
The following adjustments were made to Mr. Shukla’s total compensation as reported in the Summary Compensation Table to determine “compensation actually paid.”

Year	Summary Compensation Table Total ($)	Deductions for Reported Grant Date Fair Value of Stock Awards ($)(a)	Deductions for Reported Grant Date Fair Value of Option Awards ($)(a)	Additions for Pay Versus Performance Equity Adjustments ($)(b)	Compensation Actually Paid ($)
2025	2,025,178	(603,380)	—	(439,765)	982,033
2024	1,953,238	(1,066,817)	—	1,359,261	2,245,682

(a)	Reflects the amounts reported in the Stock Awards column of the Summary Compensation Table in the relevant years.
(b)	The pay versus performance equity adjustments reflect the aggregated sum of the following values for the respective years.

Year	Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years That Vested in the Covered Year ($)	Total Pay Versus Performance Equity Adjustments ($)
2025	—	(404,790)	(34,975)	(439,765)
2024	858,445	494,488	6,328	1,359,261

(3)
Dr. Mahadevia was one of our PEOs during 2023. Calculated in accordance with Item 402(v)(2) of Regulation
S-K.
The following adjustments were made to Dr. Mahadevia’s total compensation as reported in the Summary Compensation Table to determine “compensation actually paid.”

Year	Summary Compensation Table Total ($)	Deductions for Reported Grant Date Fair Value of Stock Awards ($)(a)	Deductions for Reported Grant Date Fair Value of Option Awards ($)(a)	Additions for Pay Versus Performance Equity Adjustments ($)(b)	Compensation Actually Paid ($)
2023	2,385,905	(999,998)	—	1,236,123	2,622,030

(a)	Reflects the amounts reported in the Stock Awards columns of the Summary Compensation Table in the relevant year.
(b)	The pay versus performance equity adjustments reflect the aggregated sum of the following values for the respective years.

(4)
Calculated in accordance with Item 402(v)(2) of Regulation
S-K.
The following adjustments were made to Ms. Rajavelu’s total compensation as reported in the Summary Compensation Table to determine “compensation actually paid.”

Year	Summary Compensation Table Total ($)	Deductions for Reported Grant Date Fair Value of Stock Awards ($)(a)	Deductions for Reported Grant Date Fair Value of Option Awards ($)	Additions for Pay Versus Performance Equity Adjustments ($)(b)	Compensation Actually Paid ($)
2025	2,061,496	(413,705)	—	1,696,577	3,344,368

(a)	Reflects the amounts reported in the Stock Awards column of the Summary Compensation Table in the relevant years.
(b)	The pay versus performance equity adjustments reflect the aggregated sum of the following values in the relevant year.

Year	Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years That Vested in the Covered Year ($)	Total Pay Versus Performance Equity Adjustments ($)
2025	1,284,154	311,869	100,554	1,696,577

(5)
Measurement date equity fair values are calculated with assumptions derived on a basis consistent with those used for grant date fair value purposes. RSUs are valued based on the closing stock price on the relevant measurement date. Stock options are valued using a Black-Scholes model as at the relevant measurement dates.

(6)	Reflects compensation for the following non-PEO NEOs:
2025: Mr. Keutzer
2024: Ms. Rajavelu and Mr. Keutzer
2023: Ms. Tamara Joseph, our former Chief Legal Officer and Corporate Secretary and Mr. Keutzer

(7)
Average “compensation actually paid” for the
non-PEO
NEOs has been calculated in accordance with Item 402(v)(2) of Regulation
S-K.
The following adjustments were made to average Summary Compensation Table total compensation for each year to determine average “compensation actually paid.”

Year	Summary Compensation Table Total	Deductions for Reported Grant Date Fair Value of Stock Awards(a)	Deductions for Reported Grant Date Fair Value of Option Awards(a)	Additions for Pay Versus Performance Equity Adjustments(b)	Compensation Actually Paid
2025	1,440,820	(213,710)	—	1,041,872	2,268,982
2024	944,965	(282,284)	—	1,058,344	1,721,025
2023	1,446,848	(499,999)	—	540,516	1,487,365

(a)	Reflects the average amounts reported in the Stock Awards and Option Awards columns of the Summary Compensation Table in the relevant years.
(b)	The pay versus performance equity adjustments reflect the aggregated sum of the following values for the respective years.

Year	Average Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year ($)	Average Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Average Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years That Vested in the Covered Year ($)	Total Pay Versus Performance Equity Adjustments ($)
2025	620,104	427,938	(6,170)	1,041,872
2024	908,191	153,664	(3,511)	1,058,344
2023	147,945	371,929	20,642	540,516

(8)
As required under Item 201(e) of Regulation
S-K,
total shareholder return (“TSR”) measures the cumulative value of $100 invested on the last trading day before the earliest fiscal year in the table, or December 31, 2022, through and including the end of the applicable fiscal year for which total shareholder return is calculated, or December 31, 2023, December 31, 2024, and December 31, 2025, respectively.

(9)	The dollar amounts are our net income (loss) amounts reflected in our audited financial statements for the applicable year.

The following graph visually describes the relationship between “compensation actually paid” to PEOs for each applicable year and the average “compensation actually paid” to our other
Non-PEO
NEOs, to the cumulative total stockholder return of our company.

Compensation Actually Paid Versus Total Stockholder Return
Compensation Actually Paid (in millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Total Stockholder Return
$14
$12
$10
$8
$6
$4
$2
$0
2023
2024
2025
Average compensation actually paid to our other NEOs
Compensation actually paid to Ankit Mahadevia
Compensation actually paid to Satyavrat Shukla
Compensation actually paid to Esther Rajavelu

The following graph visually describes the relationship between “compensation actually paid” to our PEOs for each applicable year and the average
“compensation actually paid” to our other
Non-PEO
NEOs, to net income (loss).

Compensation Actually Paid Versus Net Income (loss)
Compensation Actually Paid (in millions)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Net Income (loss) (in thousands)
$40,000
$20,000
$0
-$20,000
-$40,000
-$60,000
-$80,000
2023
2024
2025
Average compensation actually paid to our other NEOs
Compensation actually paid to Ankit Mahadevia
Compensation actually paid to Satyavrat Shukla
Compensation actually paid to Esther Rajavelu

EQUITY COMPENSATION PLAN INFORMATION

The following table provides the aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2025.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)(1)	Weighted-average exercise price of outstanding options, warrants and rights ($)(2)	Number of securities remaining for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by stockholders(3)	6,936,040	9.93	7,587,662
Equity compensation plans not approved by stockholders(4)	901,167	12.72	1,203,612
Total:	7,837,207	9.98	8,791,274

(1)	Represents shares of common stock issuable upon the exercise of outstanding stock options and vesting of outstanding RSUs issued under our 2017 Plan and 2019 Inducement Plan.
(2)	Represents the weighted-average exercise price of outstanding options to purchase shares of common stock issued under our 2017 Plan and 2019 Inducement Plan.
(3)	This plan category consists of our 2017 Plan.
(4)	This plan category consists of our 2019 Inducement Plan.

Benefits Programs

Each currently-serving named executive officer is eligible to participate in our benefits programs, which include health, life, disability and dental insurance and a 401(k) retirement savings plan.

Spero Therapeutics, Inc.’s 2017 Stock Incentive Plan, As Amended

We adopted the 2017 Plan on June 28, 2017, as amended on October 18, 2017, November 6, 2017, August 17, 2021, September 15, 2022, October 5, 2023, May 29, 2024 and June 12, 2025. The 2017 Plan will expire on June 30, 2027. Under the 2017 Plan, we may grant incentive stock options, non-qualified stock options, restricted and unrestricted stock awards and other stock-based awards.

Since its adoption, there have been 18,188,627 shares of our common stock authorized for issuance under the 2017 Plan. As of April 1, 2026, a total of 5,949,342 shares are available for future grant under the 2017 Plan.

Our Board of Directors is authorized to administer the 2017 Plan. In accordance with the provisions of the 2017 Plan, our Board of Directors determines the terms of the options and other awards issued pursuant thereto, including the following:

•	which employees, directors and consultants shall be granted awards;

•	the number of shares of common stock subject to options and other awards;

•	the exercise price of each option, which generally shall not be less than fair market value of the common stock on the date of grant;

•	the termination or cancellation provisions applicable to the options;

•	the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and

•	all other terms and conditions upon which each award may be granted in accordance with the 2017 Plan.

No participant may receive awards for more than 1,000,000 shares of our common stock in any fiscal year.

In addition, our Board of Directors or any committee to which our Board of Directors delegates authority may, with the consent of the affected plan participants, amend outstanding awards consistent with the terms of the 2017 Plan.

Upon a merger, consolidation, or sale of all or substantially all of our assets, our Board of Directors or any committee to which our Board of Directors delegates authority, or the Board of Directors of any corporation assuming the our obligations, may, in its sole discretion, take any one or more of the following actions pursuant to the 2017 Plan, as to some or all outstanding awards, to the extent not otherwise agreed under any individual agreement:

•	provide that outstanding options will be assumed or substituted for options of the successor corporation;

•

provide that the outstanding options must be exercised within a certain number of days, either to the extent the options are then exercisable, or at our Board of Directors’ discretion, any such options being made partially or fully exercisable;

•

terminate outstanding options in exchange for a cash payment of an amount equal to the difference between (a) the consideration payable upon consummation of the corporate transaction to a holder of the number of shares into which such option would have been exercisable to the extent then exercisable, or in our Board of Directors’ discretion, any such options being made partially or fully exercisable, and (b) the aggregate exercise price of those options;

•

provide that outstanding stock grants will be substituted for shares of the successor corporation or consideration payable with respect to our outstanding stock in connection with the corporate transaction; and

•

terminate outstanding stock grants in exchange for payment of an amount equal to the consideration payable upon consummation of the corporate transaction to a holder of the same number of shares comprising the stock grant, to the extent the stock grant is no longer subject to any forfeiture or repurchase rights, or at our Board of Directors’ discretion, all forfeiture and repurchase rights being waived upon the corporate transaction. For purposes of determining such payments, in the case of a corporate transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair market value thereof as determined in good faith by our Board of Directors.

Spero Therapeutics, Inc.’s 2019 Inducement Equity Incentive Plan, As Amended

On March 11, 2019, the Board of Directors adopted the 2019 Inducement Plan, as amended on June 23, 2020, December 22, 2022, July 27, 2023, October 30, 2023 and March 6, 2024. The Board of Directors initially reserved 331,500 shares of our common stock under the 2019 Inducement Plan to be used exclusively for grants of awards to individuals that were not previously our employees or directors, as an inducement to the individual’s entry into employment with us within the meaning of Nasdaq Rule 5635(c)(4). As previously disclosed, in June 2020, the Board of Directors approved an amendment to the 2019 Inducement Plan to increase the number of shares of common stock authorized for issuance thereunder by 700,000 shares. In December 2022, the Board of Directors approved an amendment to the 2019 Inducement Plan to increase the number of shares of common stock authorized for issuance thereunder by 875,000 shares. In July 2023, the Board of Directors approved an amendment to the 2019 Inducement Plan to increase the number of shares of common stock authorized for issuance thereunder by 250,000 shares. In October 2023, the Board of Directors approved an amendment to the 2019 Inducement Plan to increase the number of shares of common stock authorized for issuance thereunder by 500,000 shares. In March 2024, the Board of Directors approved an amendment to the 2019 Inducement Plan to increase the number of shares of common stock authorized for issuance thereunder by 500,000 shares. The 2019

Inducement Plan was adopted without stockholder approval pursuant to Rule 5635(c)(4). The 2019 Inducement Plan provides for the grant of equity-based awards, including options, restricted and unrestricted stock awards, and other stock-based awards, and its terms are substantially similar to the 2017 Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception. As of April 1, 2026, there were 768,417 shares outstanding and 1,218,112 shares available for grant under the 2019 Inducement Plan.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of Nasdaq has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors, which is available on our website at www.sperotherapeutics.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of PricewaterhouseCoopers LLP. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2025, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management and PricewaterhouseCoopers LLP, our independent registered public accounting firm;

•

Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Public Company Accounting Oversight Board in accordance with Auditing Standard No. 1301, Communications with Audit Committees;

•

Received written disclosures and the letter from PricewaterhouseCoopers LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee and the Audit Committee further discussed with PricewaterhouseCoopers LLP their independence; and

•

Considered the status of pending litigation, taxation matters, cybersecurity and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Members of the Spero Therapeutics, Inc. Audit Committee

Frank E. Thomas (Chairman)

Milind Deshpande, Ph.D.

Scott Jackson

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following is a description of transactions since January 1, 2024, to which we have been or will be a participant, in which the amount involved exceeds the lesser of $120,000 or 1% of our total assets at year end for each of the last two completed fiscal years and in which any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest. We refer to such transactions as “related party transactions” and such persons as “related parties.” With the approval of our Board of Directors, we have engaged in the related party transactions described below. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unaffiliated third parties.

Relationship with GSK

GSK License Agreement

On September 21, 2022, we entered into a license agreement with GlaxoSmithKline Intellectual Property (No. 3) Limited (“GSK”) (as amended, the “GSK License Agreement”). Pursuant to the terms of the GSK License Agreement, we granted GSK an exclusive royalty-bearing license, with the right to grant sublicenses, under our intellectual property and regulatory documents and a sublicense under certain intellectual property of Meiji Seika Pharma Co. Ltd. (“Meiji”) and Meiji’s regulatory documents to develop, manufacture and commercialize tebipenem pivoxil and tebipenem HBr and products that contain tebipenem pivoxil and tebipenem HBr (the “GSK Licensed Products”) in all territories, except certain Asian countries previously licensed to Meiji (Japan, Bangladesh, Brunei, Cambodia, China, Indonesia, Laos, Malaysia, Myanmar, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam (collectively, the “Meiji Territory”)) (the “GSK Territory”). If our license with Meiji is terminated, or if Meiji forfeits or loses its rights to develop, manufacture and commercialize tebipenem HBr and products that contain tebipenem HBr in any countries in the Meiji Territory, then GSK will have an exclusive first right to negotiate with us to add any such countries to the GSK Territory.

Under the terms of the GSK License Agreement, in November 2022, we received an upfront payment of $66.0 million for GSK to secure rights to the GSK Licensed Products, and GSK also invested $9.0 million in our common stock.

In July 2023, we received written agreement from the FDA, under a special protocol assessment (“SPA”), on the design and size of PIVOT-PO, a pivotal Phase 3 clinical trial of tebipenem HBr in patients with complicated urinary tract infections, including acute pyelonephritis. Under the terms of the GSK License Agreement, we received a $30.0 million development milestone payment during the third quarter of 2023.

In December 2023, we commenced enrollment in PIVOT-PO with its first patient, first visit. Under the terms of the GSK License Agreement, we were entitled to receive a $95.0 million development milestone that is payable in four equal semiannual installments. We received the first installment payment of $23.8 million for such development milestone in the first quarter of 2024, the second installment payment in the third quarter of 2024, the third installment payment in the first quarter of 2025 and we received the final development milestone installment in the third quarter of 2025.

In May 2025, we announced that the PIVOT-PO Phase 3 trial met its primary endpoint and was stopped early for efficacy after a review of data from a pre-specified interim analysis of data from 1,690 patients enrolled in the trial. GSK submitted the data from the trial as part of an NDA Class 2 resubmission for tebipenem HBr to the FDA in December 2025, which has been accepted by the FDA. We became entitled to receive a $25.0 million milestone payment upon the filing of the NDA with the FDA, which we received in February 2026.

Remaining potential payments under the GSK License Agreement, which include milestones and royalties based on commercial launch and achievement of pre-specified sales thresholds, are as follows (in millions):

Contingent Event	Milestone Payment
Total potential commercial milestones based on first commercial sales	$101.0	*
First commercial sale of a product in the United States	—		$51.0
Second anniversary of first commercial sale of a product in the United States	—		$25.0
First commercial sale of a product in two European countries	—		$25.0
Total potential sales milestone payments	$225.0
Net annual sales greater than $200.0	—		$25.0
Net annual sales greater than $300.0	—		$25.0
Net annual sales greater than $400.0	—		$25.0
Net annual sales greater than $500.0	—		$50.0
Net annual sales greater than $750.0	—		$50.0
Net annual sales greater than $1,000.0	—		$50.0

*

Under the terms of the GSK License Agreement, the maximum potential milestone amount was revised from $150.0 million after PIVOT-PO was stopped early for efficacy following completion of a pre-specified interim analysis of data from 1,690 patients enrolled in the trial, thereby reducing the overall cost of the trial to the Company; the maximum potential milestone payment of $150.0 million was contingent upon the trial continuing to full enrollment, with 2,637 patients enrolled in the trial.

In addition to the milestones described above, GSK is obligated to pay us royalties on annual net sales of GSK Licensed Products in the GSK Territory. Such royalties are 1% for annual sales up to percentages on annual net sales above $750.0 million each year to low double-digit percentages on annual net sales above $1,000.0 million each year.

Amendments to the GSK License Agreement

In July 2023, we entered into Amendment 1 to the GSK License Agreement, which updated the timeframe for technology transfer in the GSK License Agreement.

In December 2023, we entered into Amendment 2 to the GSK License Agreement, which added a country to the locations for PIVOT-PO enrollment. Under the terms of Amendment 2 we are entitled to an additional $4.3 million in milestones based on activities in such country. We received the first milestone payment of $1.2 million in August 2024 and received the second milestone payment of $1.3 million in October 2024. The third milestone of $0.7 million was achieved in December 2024 and payment was received in February 2025. Given the PIVOT-PO trial evaluating tebipenem HBr was stopped early for efficacy, the fourth milestone of $1.1 million will not be achieved.

In March 2024, we entered into Amendment 3 to the GSK License Agreement, which assigns our rights to Product Trademarks (as defined in Amendment 3) to GSK.

In October 2024, we entered into Amendment 4 to the GSK License Agreement, under which we received an additional $0.8 million upon completion of activities related to an additional Phase 1 clinical study. We received $0.4 million of the milestone in January 2025 and received the remaining balance in February 2026.

Other Agreements

In the fiscal year ended December 31, 2025 we were party to consulting agreements with two of our directors – Drs. Mahadevia and Pottage. The terms of the consulting agreements with each such director are described above under the heading “Director Compensation.” The Mahadevia Consulting Agreement terminated on July 31, 2025 and the Pottage Consulting Agreement terminated on December 31, 2025. The 2026 Mahadevia Consulting Agreement was entered into as of January 31, 2026, following Dr. Mahadevia’s resignation from our Board of Directors.

Indemnification Agreements with Officers and Directors and Directors’ and Officers’ Liability Insurance

We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements, our Amended and Restated Certificate of Incorporation, as amended, and our Amended and Restated Bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our Amended and Restated Certificate of Incorporation, as amended, also requires us to advance expenses incurred by our directors and officers, subject to limited exceptions. We also maintain a general liability insurance policy which covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

Policies and Procedures for Related Party Transactions

We have adopted a written policy that requires all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than the threshold amount proscribed by Item 404 of Regulation S-K, be approved in advance by our Audit Committee. Any request for such a transaction must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors has nominated Milind Deshpande, Ph.D. and Kathleen Tregoning for re-election at the Annual Meeting. The Board of Directors currently consists of eight members, classified into three classes as follows: (i) Milind Deshpande, Ph.D. and Kathleen Tregoning constitute our Class III directors with a term ending at the Annual Meeting, (ii) Scott Jackson, John C. Pottage, Jr., M.D. and Cynthia Smith constitute our Class I directors with a term ending at the 2027 annual meeting of stockholders, and (iii) Esther Rajavelu, Frank E. Thomas and Patrick Vink, M.D. constitute our Class II directors with a term ending at the 2028 annual meeting of stockholders. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

The Board of Directors has voted to nominate Milind Deshpande, Ph.D. and Kathleen Tregoning for election at the Annual Meeting as Class III directors for a term of three years to serve until the 2029 annual meeting of stockholders, and until their respective successors are elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Milind Deshpande, Ph.D. and Kathleen Tregoning. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MILIND DESHPANDE, PH.D. AND KATHLEEN TREGONING AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2: INDEPENDENT PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2026. The Board of Directors proposes that the stockholders ratify this appointment. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2016. We expect that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint PricewaterhouseCoopers LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with PricewaterhouseCoopers LLP and concluded that PricewaterhouseCoopers LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2026.

The following table presents fees for professional audit services and other services rendered by PricewaterhouseCoopers LLP to the Company for the fiscal years ended December 31, 2025 and 2024:

	Fiscal Year 2025	Fiscal Year 2024
Audit Fees(1)	$730,000	$875,000
Audit-Related Fees(2)	85,000	80,000
Tax Fees	—	—
All Other Fees(3)	2,125	2,125

Total	$817,125	$957,125

(1)

Audit fees consisted of audit work performed in the preparation of financial statements, the review of the interim consolidated financial statements, and related services that are normally provided in connection with registration statements.

(2)

Audit-related fees consist of fees billed by PricewaterhouseCoopers LLP for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements.

(3)	All other fees represent payment for access to the PricewaterhouseCoopers LLP online accounting research and financial disclosure databases.

Policy on Audit Committee Pre-Approval of Services

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee reviews and pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

In the event the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3: ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, on the approval of the compensation of our named executive officers as described in the “Executive Officer and Director Compensation” section of this proxy statement, the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at the 2027 annual meeting of stockholders.

Our compensation philosophy is designed to align each executive’s compensation with the Company’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans.

Stockholders are urged to read the “Executive Officer and Director Compensation” section of this proxy statement, which discusses our compensation practices.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers of the Company, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4: APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 120,000,000 SHARES TO 240,000,000 SHARES

Background

Our Board of Directors is requesting that our stockholders approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the total number of shares of common stock authorized for issuance thereunder from 120,000,000 shares to 240,000,000 shares.

Our authorized capital stock presently consists of 120,000,000 shares of common stock and 10,000,000 shares of preferred stock. On March 24, 2026, our Board of Directors approved, subject to stockholder approval, an amendment to our Amended and Restated Certificate of Incorporation to (i) increase the number of authorized shares of capital stock from 130,000,000 shares to 250,000,000 shares and (ii) increase the number of authorized shares of our common stock from 120,000,000 shares to 240,000,000 shares. The proposed amendment to our Amended and Restated Certificate of Incorporation would not increase or otherwise affect our authorized preferred stock.

As of April 1, 2026, a total of 57,891,493 shares of common stock were issued and outstanding, no shares were held in treasury, and there were no shares of preferred stock issued or outstanding. As of April 1, 2026, there were (i) 4,402,408 time-based RSUs outstanding under our equity incentive plans and arrangements, (ii) options outstanding to purchase an aggregate of 3,518,783 shares of common stock under our equity incentive plans and arrangements and (iii) an aggregate of 5,949,342 and 1,281,112 shares of common stock reserved for future grants or purchases under our 2017 Plan and the 2019 Inducement Equity Incentive Plan (the “2019 Inducement Plan”), respectively. Additionally, as of April 1, 2026, an aggregate of up to 14,923,946 shares of common stock were reserved for sale and issuance pursuant to an “at-the-market offering” under the Controlled Equity Offering Sales Agreement, dated March 11, 2021, by and between us and Cantor Fitzgerald & Co., as agent (the “Sales Agreement”). The actual number of shares that can be issued under the Sales Agreement will vary depending on the sales prices under the “at-the-market offering.” Accordingly, out of the 120,000,000 shares of common stock presently authorized, 57,891,493 shares were issued, 30, 075,591 shares were subject to outstanding awards or reserved for issuance, and 32,032,916 shares of common stock were unreserved and remained available for future issuance as of April 1, 2026.

Overview of the Proposed Amendment

A copy of the amendment to our Amended and Restated Certificate of Incorporation is attached as Appendix A to this proxy statement.

The proposed amendment provides that the first paragraph of Article FOURTH of our Amended and Restated Certificate of Incorporation be deleted in its entirety and replaced by the following in lieu thereof:

“FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 250,000,000 shares, consisting of 240,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”) and 10,000,000 shares of Preferred Stock, $0.001 par value per share (the “Preferred Stock”).”

The proposed amendment, if approved by our stockholders, would become effective upon the filing of a Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

Our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by stockholders, to elect not to proceed with the proposed amendment if the Board of Directors determines that the proposed amendment is no longer in our best interests and the best interests of our stockholders.

If our stockholders approve the proposed amendment, subject to the discretion of our Board of Directors, we intend to file the Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as practicable after the Annual Meeting.

Rationale for the Proposed Amendment

Over the past several years, we have used shares of our common stock to, among other things, engage in financings or acquisitions, incentivize and compensate employees and other service providers and for other general corporate purposes. Our Board of Directors believes that it is in our best interests to increase the number of authorized shares of common stock in order to give us greater flexibility in considering and planning for potential business needs. The increase in the number of authorized but unissued shares of common stock would enable us, without the expense and delay of seeking stockholder approval, to issue shares from time to time as may be required for proper business purposes.

We anticipate that we may issue additional shares of common stock in the future in connection with one or more of the following:

•	our equity incentive plans;

•	financing transactions, such as public or private offerings of common stock or convertible securities;

•	licenses, partnerships, collaborations and other similar transactions;

•	strategic investments and transactions; and

•	other corporate purposes that have not yet been identified.

At this time, other than as may be required in connection with the approval of the proposals described elsewhere in this proxy statement, including the 2026 Stock Incentive Plan, we do not have any plans, proposals or arrangements, written or oral, to issue any of the proposed additional authorized shares of common stock for general corporate or any other purposes. However, our Board of Directors believes that the availability of additional authorized shares of our common stock will afford us needed flexibility in acting upon financing transactions to strengthen our financial position and/or engaging in strategic activities without using cash. Unless required by applicable law or stock exchange rules, no further vote of the holders of common stock will be required with respect to any such transaction.

Potential Effects of the Proposed Amendment

The additional shares of common stock for which authorization is sought would be identical in powers, privileges and rights to the shares of common stock that are now authorized. Holders of common stock do not have preemptive rights to subscribe to additional securities that we may issue.

The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of the Company than they presently own.

Our Board of Directors has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 120,000,000 SHARES TO 240,000,000 SHARES AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 5: APPROVE ADOPTION OF THE SPERO THERAPEUTICS, INC. 2026 STOCK INCENTIVE PLAN

Our Board of Directors is requesting that our stockholders approve the Spero Therapeutics, Inc. 2026 Stock Incentive Plan (the “2026 Plan”). Our Board of Directors believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining, and motivating the best talent in what is a tremendously competitive labor market. Central to these objectives is our equity-based compensation program, which is consistent with our compensation philosophy and the compensatory practices of other companies that we compete with for talent. To that end, on March 24, 2026 (the “Board Approval Date”), upon the recommendation of the Compensation Committee, and subject to stockholder approval, our Board of Directors adopted the 2026 Plan. If this proposal is approved by our stockholders, we intend to register the shares reserved for issuance under the 2026 Plan by filing a Registration Statement on Form S-8 as soon as practicable following such approval.

The 2026 Plan is intended to replace the Spero Therapeutics, Inc. Amended and Restated 2017 Stock Incentive Plan (the “Current Plan”), which will expire by its terms on June 30, 2027. If our stockholders approve the 2026 Plan, we will not grant any further awards under the Current Plan after the date of such approval, but awards previously granted under the Current Plan will remain outstanding. If the stockholders do not approve the 2026 Plan, then the Current Plan will remain in effect pursuant to its existing terms until its expiration, and we will consider other alternatives as a means of properly and competitively compensating our employees, directors and other service providers, including potentially increasing the amount of cash that we use as compensation.

We intend to utilize the 2026 Plan as we have utilized the Current Plan: specifically, to grant equity awards to our employees, non-employee directors, consultants, and advisors in order to incentivize, retain and reward those who are critical to our success. The Company is not requesting additional shares be made available under the 2026 Plan. Rather, only the shares that remain available for issuance under the Current Plan and shares subject to outstanding awards under the Current Plan that are cancelled, forfeited or expire in accordance with their terms will be available under the 2026 Plan. As a result, if stockholders approve the 2026 Plan, subject to adjustment in the event of stock splits and other similar events, awards may be made under the 2026 Plan over the number of shares of common stock (up to 12,846,699 shares) as is equal to the sum of (x) 5,949,342 shares, which is the number of shares of common stock reserved for issuance under the Current Plan that remain available for grant under the Current Plan immediately prior to the date that the 2026 Plan is approved by our stockholders, and (y) 6,897,357 shares, which is the number of shares of common stock subject to awards granted under the Current Plan that are outstanding as of the date that the 2026 Plan is approved by our stockholders and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options, to any limitations under the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”)). The 2026 Plan does not include an evergreen provision and includes several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices, as described below.

We have relied on the inducement grant exception under Nasdaq Listing Rule 5635(c)(4) to grant equity awards (“Inducement Awards”) to all of our newly hired employees who are eligible under the Nasdaq rules to receive such grants. Because the number of shares available for issuance under the Current Plan has been (and the number of shares available under the 2026 Plan will be, if the plan is approved) carefully calibrated to enable us to make equity grants to our current employees, we expect to continue using Inducement Awards for all of our new-hire equity grants.

The following table includes information, as of April 1, 2026, regarding all of our outstanding equity awards under all of our equity-based compensation plans and arrangements under which shares of common stock may be issued. This includes shares subject to outstanding awards under the Current Plan, Inducement Awards, shares available for grant under our 2019 Inducement Plan and shares available for grant under the Current Plan for future awards that we may make between April 1, 2026 and the date of the Annual Meeting.

Number of outstanding stock options	3,518,783
Weighted average exercise price of outstanding stock options	$7.52
Weighted average remaining contractual term of outstanding stock options (years)	5.34
Number of outstanding restricted stock units	4,402,408
Shares available under the Current Plan for award that we may grant between April 1, 2026 and the date of the Annual Meeting	5,949,342
Shares available under the 2019 Inducement Plan	1,281,112
New shares requested for approval pursuant to the 2026 Plan	0
Estimated total number of shares available for the grant of new awards under all equity-based compensation plans (including the 2019 Inducement Plan), assuming stockholder approval of the 2026 Plan	7,230,454
Number of shares of common stock outstanding	57,891,493

As of April 1, 2026, there were no outstanding shares of restricted stock, no stock appreciation rights, or any other stock-based awards.

As described above, the Company is not requesting any additional shares be made available under the 2026 Plan beyond what is available for issuance under the Current Plan and the number of shares subject to outstanding awards under the Current Plan that may become available for future grants upon the cancelation, forfeiture or expiration of those outstanding awards in accordance with their terms. We expect that the proposed share pool under the 2026 Plan will allow us to continue to grant equity awards (other than to newly hired employees, who will generally receive Inducement Awards to the extent eligible) at our historic rates for approximately 3 years, but the actual duration of the share pool may vary based on changes in participation, the Company’s stock price and market practice.

We believe that our stock-based compensation programs have been integral to our success in the past and will be important to our ability to succeed in the future. The Current Plan will expire on June 30, 2027. If the 2026 Plan is not approved by our stockholders, we may not be able to make equity incentive awards to meet our retention needs in a highly competitive market, which could have an adverse impact on our business. Further, if the 2026 Plan is not approved on or before June 20, 2027, we could ultimately be forced to increase cash compensation, which will reduce the resources we are able to allocate to meeting our business needs and objectives. Therefore, the approval of the 2026 Plan is vital to our future success.

Following below is a discussion of:

•	Highlights of the 2026 Plan;

•	Key Considerations for Requesting Approval of the 2026 Plan;

•	Information Regarding Overhang and Burn Rate; and

•	Summary of Material Features of the 2026 Plan.

Highlights of the 2026 Plan

As with the Current Plan, the 2026 Plan includes several provisions that we believe promote best practices by reinforcing alignment with stockholders’ interests. These provisions include, but are not limited to, the following:

•

No Liberal Share Recycling. Shares that are withheld to satisfy any tax withholding obligation related to any stock right or for payment of the exercise price or purchase price of any stock right under the 2026 Plan will not again become available for issuance under the 2026 Plan. Shares repurchased by the Company with the proceeds of option exercises will also not be available for reissuance.

•

Clawback Policy. The Company may recover from a participant any compensation received from any stock right (whether or not settled) or cause a participant to forfeit any stock right (whether or not vested) in the event that the Company’s clawback policy then in effect is triggered.

•

No Liberal Change-in-Control Definition. Non-double trigger vesting may only be enacted in the event the Company is to be consolidated with or acquired by another entity in a merger, consolidation, sale of all or substantially all of the Company’s assets or the acquisition of all of the outstanding voting stock of the Company in a single transaction or a series of related transactions other than a transaction to merely change the state of incorporation (a “Corporate Transaction”); such non-double trigger vesting is not available in the absence of an actual change-in-control.

•

No Discounted Options or Stock Appreciation Rights. Neither stock options nor stock-based awards in the form of stock appreciation rights may be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•

No Repricing without Stockholder Approval. Other than in connection with certain changes in the Company’s capitalization, at any time when the exercise price of a stock option or purchase price of a stock right is above the fair market value of a share, the Company will not, without stockholder approval, reduce the exercise price of such stock option or the purchase price of such stock right.

•	No Transferability. Stock rights generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

•	No Dividends on Options. The 2026 Plan prohibits the payment or accrual of dividend equivalents on stock options.

•	Dividends and Dividend Equivalents on Stock Grants and other Stock-Based Awards. The 2026 Plan prohibits the payment of dividends or dividend equivalents before the vesting of the underlying award.

•

No Reload Stock Options. No stock options granted under the 2026 Plan may contain a provision entitling the award holder to the automatic grant of additional stock options in connection with any exercise of the original stock option.

•

Limit on Non-Employee Director Compensation. The 2026 Plan generally provides that the maximum aggregate amount of cash and value of stock rights (calculated based on grant date fair value for financial reporting purposes) granted in any calendar year to any non-employer director for services as a director may not exceed $750,000.

•

No Evergreen. Unlike many biopharmaceutical companies of a similar stage to us, the 2026 Plan (like the Current Plan) does not contain any “evergreen” provisions that provide for automatic share reserve replenishments without additional stockholder approval. Instead, we have opted to provide our stockholders with the ability to approve increases to the share reserve.

Key Considerations for Requesting Approval of the 2026 Plan

Incentivizes, Retains and Motivates Talent. It is critical to our success that we incentivize, retain and motivate the best talent in what is a competitive labor market. Our equity-based compensation program has always been and will continue to be a key component in our ability to pay market-competitive compensation to our employees.

Aligns with Our Pay-for-Performance Compensation Philosophy. We believe that equity-based compensation is inherently performance-based. As the value of our stock appreciates, our employees receive greater compensation at the same time that our stockholders are receiving a greater return on their investment. Conversely, if the stock price does not appreciate following the grant of an equity award, then our employees would not receive any compensation in respect of stock options and would receive lower compensation than intended in respect of restricted stock units.

Aligns Employee and Director Interests with Stockholder Interests. Providing our employees and non-employee directors with compensation in the form of equity directly aligns the interests of those employees and non-employee directors with the interests of our stockholders. If the 2026 Plan is approved by our stockholders, we will be able to continue granting equity-based incentives that foster this alignment between our employees and non-employee directors and our stockholders.

Consistent with Stockholder Interests and Sound Corporate Governance. As described under the heading “Highlights of the 2026 Plan” and more thoroughly below, the 2026 Plan was purposefully designed to include features that are consistent with the interests of our stockholders and sound corporate governance practices.

Information Regarding Overhang and Burn Rate

In developing the 2026 Plan, we analyzed the impact of utilizing equity as a means of compensation on our stockholders, by considering both our “overhang” and our “burn rate.”

Overhang is a measure of potential dilution, which we define as the sum of (i) the total number of shares underlying all equity awards outstanding and (ii) the total number of shares available for future award grants, divided by the number of shares of common stock outstanding. As of April 1, 2026, there were 7,921,191 shares underlying all equity awards outstanding under the Current Plan and our 2019 Inducement Plan, 7,230,454 shares available under the Current Plan and 2019 Inducement Plan for future awards between April 1, 2026 and the Annual Meeting, and 57,891,493 shares of common stock outstanding. Accordingly, our overhang at April 1, 2026 was 26.2%. Because we are not asking for additional shares under our 2026 Plan, our overhang as of April 1, 2026 would be the same even assuming approval of the 2026 Plan.

Burn rate provides a measure of the potential dilutive impact of our equity award program, which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our burn rate for the 2025, 2024 and 2023 calendar years, as well as an average over those years.

Calendar Year	Awards Granted(#)	Basic Weighted Average Number of Shares of Common Stock Outstanding (#)	Gross Burn Rate(1)
2025	6,063,071	56,020,363	10.82%
2024	5,493,348	54,037,917	10.17%
2023	7,407,211	52,703,467	14.05
Three-Year Average	6,321,210	54,253,916	11.68%

(1)

We define “gross burn rate” as the number of equity awards granted in the year divided by the basic weighted average number of shares of common stock outstanding. For purposes of this calculation, for each year, we counted the number of equity awards subject to any performance-based achievement based on the maximum number of shares of our common stock issuable under such awards. We multiplied full-value awards such as RSUs and performance shares by 1.5 to calculate “option equivalents.”

We believe that we have demonstrated a commitment to sound equity compensation practices. We recognize that equity compensation awards dilute stockholders’ equity, so we have carefully managed our equity incentive compensation. Our equity compensation practices are intended to be competitive, broad-based and consistent with market practices, and we believe our historical share usage has been responsible and mindful of stockholder interests.

Summary of Material Features of the 2026 Plan

The following is a brief summary of the 2026 Plan. This summary is qualified in its entirety by reference to the text of the 2026 Plan, a copy of which is attached as Appendix B to this proxy statement.

Eligibility. The 2026 Plan allows us, under the direction of our Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards, which we refer to collectively as “stock rights” or “awards,” to employees, consultants and directors.

As of April 1, 2026, approximately 30 persons were eligible to receive awards under the 2026 Plan, including 2 executive officers (who are current employees), 21 employees (excluding executive officers), and 7 non-employee directors.

On April 1, 2026, the closing market price per share of our common stock was $2.45, as reported by Nasdaq.

Shares Available for Issuance. Subject to adjustment in the event of stock splits and other similar events, awards may be made under the 2026 Plan over the number of shares of common stock (up to 12,846,699 shares) as is equal to the sum of (x) 5,949,342 shares, which is the number of shares of common stock reserved for issuance under the Current Plan that remain available for grant under the Current Plan immediately prior to the date that the 2026 Plan is approved by our stockholders and (y) 6,897,357 shares, which is the number of shares of common stock subject to awards granted under the Current Plan that are outstanding as of the date that the 2026 Plan is approved by our stockholders and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options, to any limitations under the Code).

Generally, shares of common stock reserved for awards under 2026 Plan that lapse or are canceled (other than by exercise) will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes are not available again for future awards. In addition, shares repurchased by the Company with the proceeds of the option exercise price may not be reissued under the 2026 Plan.

The maximum aggregate amount of cash and value of stock rights (calculated based on grant date fair value for financial reporting purposes) granted in any calendar year to any individual non-employee director for services as a director may not exceed $750,000. Fees paid by the Company on behalf of any non-employee director in connection with regulatory compliance, any amounts paid or stock rights made pursuant to a bona fide consulting agreement for services other than as a director, any amounts paid to a non-employee director as reimbursement of an expense and any financial statement expense associate with the modification of an outstanding award (whether or not granted under the 2026 Plan) does not count against the foregoing limit. The plan’s administrator may make exceptions to this limit for individual non-employee directors in extraordinary circumstances provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Stock Options. Stock options granted under the 2026 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive stock options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability but will not be exercisable if the termination of service was due to cause.

Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain time or performance-based vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited. During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the holder of such restricted stock is not entitled to receive dividends during the restricted period and the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Restricted Stock Units. Restricted stock units represent the right to receive a payout in shares, cash or a combination thereof based on the number of restricted stock units as specified in the award agreement upon the vesting of the applicable award. Dividend equivalents may accrue but shall not be paid prior to and only to the extent that, the restricted stock unit award vests.

Stock-Based Awards. The 2026 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights and phantom stock awards. Our Board of Directors or Compensation Committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period or achievement of one or more performance goals. Dividend equivalents may accrue but shall not be paid prior to and only to the extent that, the other stock-based award vests.

Administration. The 2026 Plan provides that the Board of Directors shall administer the 2026 Plan unless it has delegated power to act on its behalf to a committee of the Board of Directors (a “Committee”), in which case the Committee will administer the 2026 Plan. Our Board of Directors has authorized our Compensation Committee to administer the 2026 Plan. Notwithstanding the foregoing, the Board of Directors may take any action under the 2026 Plan that would otherwise be the responsibility of the Committee. References to the “plan administrator” in this proposal refer to the Board of Directors or Committee, as the case may be.

The 2026 Plan affords the plan administrator the ability to design compensatory awards that are responsive to the Company’s needs and authorizes a variety of award types designed to advance the interests and long-term success of the Company by encouraging stock ownership among employees (including officers), non-employee directors and certain consultants or other service providers of the Company and its subsidiaries. The plan administrator retains full discretion under the 2026 Plan to determine the number and amount of awards to be granted under the 2026 Plan, subject to the terms of the 2026 Plan.

In accordance with the provisions of the 2026 Plan, the plan administrator determines the terms of awards, including:

•	which employees, directors and consultants will be granted awards;

•	the number of shares subject to each award;

•	the vesting provisions of each award;

•	the termination or cancellation provisions applicable to awards; and

•	all other terms and conditions upon which each award may be granted in accordance with the 2026 Plan.

The plan administrator is also authorized to interpret the provisions of the 2026 Plan and all stock rights granted under the 2026 Plan and to make all rules and determinations which it deems necessary or advisable for the administration of the 2026 Plan. The interpretation and construction by the plan administrator of any provisions of the 2026 Plan or of any stock right granted under the 2026 Plan are final, unless, if the Compensation Committee is the plan administrator, otherwise determined by the Board of Directors.

The plan administrator may also adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, our affiliates or participants or otherwise facilitate the administration of the 2026 Plan. In addition, our plan administrator may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by the 2026 Plan, (ii) any such amendment shall be made only with the consent of the participant to whom such award was made if the amendment impairs the rights of the participant under the stock right, and (iii) the amendment is made after the plan administrator determines whether it would cause any adverse tax consequences to the participant.

To the extent permitted by applicable law, the plan administrator may delegate part of its authority and powers under the 2026 Plan to one or more of our directors and/or any other person selected by it, but no person to whom authority has been delegated to grant stock rights may grant a stock right to itself or to any “executive officer” (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or to any “officer” (as defined by Rule 16a-1(f) under the Exchange Act).

The Company will indemnify the members of the Board of Directors, the members of the Committee and the employees of the Company and its parents or subsidiaries in respect of any claim, loss, damage or expense (including reasonable counsel fees) arising from any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities under the 2026 Plan to the full extent permitted by law.

The Company may recover from a participant any compensation received from any stock right (whether or not settled) or cause a participant to forfeit any stock right (whether or not vested) in the event that the Company’s clawback policy then in effect is triggered.

No participant to whom a stock right has been granted will have rights as a shareholder with respect to any shares covered by the stock right except after exercise of the option or issuance of the shares, as set forth in the applicable award agreement, tender of the aggregate exercise or purchase price, if any, for the shares being purchased and registration of the shares in the Company’s share register in the name of the participant.

Stock Dividends and Stock Splits. If (i) our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of common stock, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the exercise price per share of stock options or purchase price, if any, and in any applicable performance goals to reflect such events.

Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a Corporate Transaction, the plan administrator or the board of directors of any entity assuming the obligations of the Company under the 2026 Plan may, as to outstanding stock options, take any of the following actions:

•

provide for the continuation of options by substituting on an equitable basis for the shares then subject to such options either the consideration payable with respect to outstanding shares of our common stock in connection with the Corporate Transaction or securities of any successor or acquiring entity;

•

upon written notice to a participant, provide that the participant’s options must be exercised (either to the extent then exercisable or, at the discretion of the plan administrator, any such options being made partially or fully exercisable) within a specified number of days of the date of such notice, at the end of which period unexercised options will terminate;

•

terminate options in exchange for payment of an amount equal to the consideration payable upon consummation of the Corporate Transaction to a holder of the number of shares of common stock into which the option would have been exercisable (either to the extent then exercisable or, at the discretion of the plan administrator, any such options being made partially or fully exercisable) minus the aggregate exercise price of such options. For this purpose, if the consideration in the Corporate Transaction is, in whole or in part, other than cash, the consideration other than cash will be valued at its fair market value as determined in good faith by our Board of Directors.

With respect to outstanding awards of stock or other stock-based awards, the plan administrator or the board of directors of any entity assuming the obligations of the Company under the 2026 Plan will make appropriate provision for the continuation of such awards on the same terms and conditions by substituting on an equitable basis for the shares subject to such awards either the consideration payable with respect to the outstanding shares of common stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. However, the plan administrator may instead of providing for the substitution of such awards, provide that upon consummation of the transaction, each outstanding stock grant or other stock-based award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the plan administrator, all forfeiture and repurchase rights being waived upon such transaction). For this purpose, if the consideration in the Corporate Transaction is, in whole or in part, other than cash, the consideration other than cash will be valued at its fair market value as determined in good faith by our Board of Directors.

Dissolution or Liquidation of the Company. Upon our dissolution or liquidation, all stock options granted under the 2026 Plan which as of such date have not been exercised and all stock grants and other stock-based awards which have not been accepted, to the extent required under the applicable award agreement, will terminated and become null and void. However, if the rights of a participant or a participant’s survivors have not otherwise terminated or expired, the participant or the participant’s survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any stock right to the extent it is exercisable or subject to acceptance as of the date immediately prior to the dissolution or liquidation. Upon our dissolution or liquidation, any outstanding stock-based awards will immediately terminate unless otherwise determined by the plan administrator or specifically provided in the applicable award agreement.

Amendment of the Plan. The 2026 Plan may be amended by our stockholders. It may also be amended by the plan administrator, provided that any amendment approved by the plan administrator which is of a scope that requires stockholder approval as required by (i) the rules of Nasdaq, (ii) in order to ensure favorable federal income tax treatment for any incentive stock options under Section 422 of the Code, or (iii) for any other reason, is subject to obtaining such stockholder approval. No such amendment may adversely affect any rights under any outstanding award without the holder’s consent unless such amendment is required by applicable law or necessary in connection with a change in our capitalization, as described above.

Termination of the Plan. The 2026 Plan will expire by its terms on June 23, 2036. The 2026 Plan may be terminated at an earlier date by vote of our stockholders or our Board of Directors. Any such termination of the 2026 Plan will not affect any stock rights granted before the date of termination.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2026 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2026 Plan are exempt from, or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:

With respect to stock grants under the 2026 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:	The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits Table

The granting of awards under the 2026 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group, other than as set forth below. We are obligated to grant each of our non-employee directors: (i) an initial equity award consisting of a non-qualified stock option to purchase 15,000 shares of our common stock upon first appointment to our Board of Directors, vesting in equal monthly installments until the third anniversary of the grant date subject to the non-employee director’s continued service, and (ii) an annual equity award consisting of a grant of 10,000 restricted stock units (each restricted stock unit relating to one share of our common stock) and 20,000 stock options, granted on the date of our annual meeting of stockholders, including immediately following this Annual Meeting, pursuant to the terms of our Non-Employee Director Compensation Policy. These options vest in four quarterly installments on the last day of each calendar quarter during the calendar year, subject to the continued service of such non-employee director on our Board of Directors.

Name and Position	Dollar Value		Number of Shares of Common Stock Underlying Stock Option Awards	Number of Shares of Common Stock Underlying RSU Awards
Esther Rajavelu, President, Chief Executive Officer, Chief Financial Officer, Chief Business Officer and Treasurer	—		—	—
Timothy Keutzer, Chief Operating Officer	—		—	—
Satyavrat Shukla, Former President and Chief Executive Officer(1)	—		—	—
All current executive officers as a group	—		—	—
All current directors who are not executive officers as a group(2)	—	(3)	140,000	70,000	(2)
All employees, including all current officers who are not executive officers, as a group	—		—	—

(1)	Mr. Shukla separated from the Company and resigned from the Board of Directors effective as of May 2, 2025.
(2)

Represents the annual award of stock options and restricted stock units to be granted in 2026 to each non-employee director. Under our Non-Employee Director Compensation Policy, each non-employee director will receive an annual award of 20,000 stock options and 10,000 restricted stock units on the date of our annual stockholder meeting. Excludes (i) stock options and restricted stock units that the non-employee directors will be entitled to receive under our Non-Employee Director Compensation Policy for subsequent years following 2026, (ii) an option a director may elect to receive in lieu of his or her base annual fee and (ii) any discretionary awards that any non-employee director may be awarded under the 2026 Plan.

(3)

The dollar value of annual stock options and restricted stock unit awards to be granted in 2026 to each non-employee director (as more fully described in footnote (2) above) is not determinable at this time as such awards will be determined based on the closing price of our Common Stock on the Nasdaq Global Select Market on the date of grant.

If the 2026 Plan is approved, it will become effective immediately following the Annual Meeting, and we will have up to 5,949,342 shares authorized for future awards thereunder (subject to adjustment in the event of stock splits and similar events). If the 2026 Plan is not approved, then the Current Plan shall remain in effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE 2026 PLAN, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2027 annual meeting of stockholders (the “2027 Annual Meeting”), we must receive stockholder proposals (other than for director nominations) no later than December 28, 2026. To be considered for presentation at the 2027 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received not less than 90 days nor more than 120 days prior to the first anniversary of this year’s Annual Meeting; provided, however, that in the event that the date of the 2027 Annual Meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the this year’s Annual Meeting, a stockholder’s notice must be received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2027 Annual Meeting, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 23, 2027 and no later than March 25, 2027. Stockholders are advised to review our bylaws which also specify requirements as to the form and content of a stockholder’s notice, including the information required by Rule 14a-19 under the Exchange Act.

Proposals that are not received in a timely manner will not be voted on at the 2027 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Spero Therapeutics, Inc., 675 Massachusetts Avenue, 14th Floor, Cambridge, Massachusetts 02139.

APPENDIX A

CERTIFICATE OF AMENDMENT

TO

RESTATED CERTIFICATE OF INCORPORATION

OF

SPERO THERAPEUTICS, INC.

It is hereby certified that:

FIRST:	The name of the corporation is Spero Therapeutics, Inc. (the “Corporation”).

SECOND:	The Amended and Restated Certificate of Incorporation of the Corporation, filed on August 17, 2021 (the “Restated Certificate of Incorporation”) is hereby further amended by striking out the first paragraph of the Fourth Article in its entirety and by substituting it with the following:

“FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 250,000,000 shares, consisting of 240,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”) and 10,000,000 shares of Preferred Stock, $0.001 par value per share (the “Preferred Stock”).”

THIRD:	The amendment of the Amended and Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

EXECUTED, effective as of this    day of    , 2026.

SPERO THERAPEUTICS, INC.

By:
Esther Rajavelu
President and Chief Executive Officer

A-1

APPENDIX B

SPERO THERAPEUTICS, INC.

2026 STOCK INCENTIVE PLAN

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Spero Therapeutics, Inc. 2026 Stock Incentive Plan, have the following meanings:

Administrator means the Board of Directors or the Committee (or the Delegated Persons referred to in Paragraph 4) to the extent that the Board of Directors’ powers or authority under the Plan have been delegated to the Committee (or such Delegated Persons).

Affiliate means a corporation or other entity which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means a written or electronic document setting forth the terms of a Stock Right delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $0.001 par value per share.

Company means Spero Therapeutics, Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant who provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Corporate Transaction means a merger, consolidation, or sale of all or substantially all of the Company’s assets or the acquisition of all of the outstanding voting stock of the Company (or similar transaction) in a single transaction or a series of related transactions by a single entity other than a transaction merely to change the state of incorporation.

Delegated Persons means one or more persons or bodies (including officers of the Company) to whom the power to grant Stock Rights has been delegated in accordance with the terms of the Plan.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Effective Date means the date on which the Plan is approved by the Company’s stockholders.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the consolidated tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the most recent trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.

F.I.C.A. means the Federal Investment Contributions Act.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Performance-Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals.

Performance Goals means performance goals determined by the Administrator in its sole discretion and set forth in an Agreement. The Administrator has the authority to take appropriate action with respect to the Performance Goals (including, without limitation, making adjustments to the Performance Goals or determining the satisfaction of the Performance Goals in connection with a Corporate Transaction) provided that any such action does not otherwise violate the terms of the Plan.

Plan means this Spero Therapeutics, Inc. 2026 Stock Incentive Plan.

Prior Plan means the Company’s Amended and Restated 2017 Stock Incentive Plan.

Restricted Stock Unit means a right to Shares or to the value of Shares at the time such unit vests or on a deferred basis.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity-based award, including Restricted Stock Units, which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award granted pursuant to the Plan.

Successor Board means the Board of Directors of any entity assuming obligations of the Company hereunder.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

(a) Subject to adjustment under Paragraph 24 of the Plan, the number of Shares which may be issued from time to time pursuant to this Plan (any or all of which may be as ISOs) shall be such number of Shares (up to 5,949,342) as is equal to the sum of (x) the number of Shares reserved for issuance under the Prior Plan that remain available for grant under the Prior Plan immediately prior to the Effective Date and (y) the number of Shares subject to awards granted under the Prior that are outstanding as of the Effective Date and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of ISOs to any limitations under the Code).

(b) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire at not more than its original issuance price any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock

Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code. In addition, any Shares repurchased using exercise price proceeds will not be available for issuance under the Plan.

4.	ADMINISTRATION OF THE PLAN.

Subject to the provisions of the Plan, the Administrator is authorized to:

(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b) Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c) Determine the number of Shares subject to Stock Rights; provided, however, that the maximum aggregate amount of cash and value of Stock Rights (calculated based on grant date fair value for financial reporting purposes) granted in any calendar year to any individual non-employee director for services as a director shall not exceed $750,000; and provided, further, that fees paid by the Company on behalf of any non-employee director in connection with regulatory compliance, any amounts paid or Stock Rights made pursuant to a bona fide consulting agreement for services other than as a director, any amounts paid to a non-employee director as reimbursement of an expense and any financial statement expense associated with the modification of an outstanding award (whether or not granted under the Plan) shall not count against the foregoing limit. The Administrator may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

(d) Amend any term or condition of any outstanding Stock Right, including, without limitation, (other than to reduce the exercise price or purchase price without stockholder approval) to accelerate the vesting schedule or extend the expiration date, provided that (i) such term or condition as amended is permitted by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

(e) Determine and make any adjustments in the Performance Goals included in any Performance-Based Awards; and

(f) Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right; provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. Without limiting the foregoing and subject to any requirements of applicable law (including as applicable Sections 152(b) and 157(c) of the General Corporation Law of the State of Delaware), the Board of Directors or the Committee may, by resolution, delegate to one or more Delegated Persons the power to grant Stock Rights (subject to any limitations under the Plan) to eligible Employees, directors and Consultants of the Company and to exercise such other powers under the Plan as the Board of Directors or the Committee may determine, provided that the Board of Directors or the Committee shall fix: (i) the maximum number of Shares that may be issued pursuant to such resolution (which number shall include, for the avoidance of doubt, the maximum number of Shares issuable upon exercise or settlement of Stock Rights), (ii) the time period during which such Stock Rights, and during which the shares issuable upon exercise thereof, may be issued, and (iii) the minimum consideration (if any) for which such Stock Rights may be issued, and the minimum consideration for the Shares issuable upon exercise thereof; and provided further, that no Delegated Person shall be authorized to grant Stock Rights to itself; and provided further, that no Delegated Person shall be authorized to grant Stock Rights to any “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act). The Board of Directors or the Committee may revoke any such allocation or delegation at any time.

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person in anticipation of such person becoming an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify that individual from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a) Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)

Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)

Vesting Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated performance goals or events.

(iv)

Additional Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a shareholders agreement in a form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

(A)	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

(B)	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b) ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except subsections (i) and (v) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

(A)

Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

(B)

More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:

(A)

Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide; or

(B)

More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)

Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000).

(c) No Dividend Equivalents; No Reload Options: No Option shall provide for the payment or accrual of dividend equivalents. No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains;

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any; and

(d) Dividends (other than stock dividends to be issued pursuant to Paragraph 24 of the Plan) may accrue but shall not be paid prior to the time, and only to the extent that, the restrictions or rights to reacquire the Shares subject to the Stock Grant lapse.

8.	TERMS AND CONDITIONS OF STOCK-BASED AWARDS.

The Administrator shall have the right to grant Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or Restricted Stock Units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued; provided that dividends (other than stock dividends to be issued pursuant to Paragraph 24 of the Plan) or dividend equivalents may accrue but shall not be paid prior to and only to the extent that, the Shares subject to the Stock-Based Award vest. Under no circumstances may the Agreement covering stock appreciation rights (a) have an exercise price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

10.	PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall, when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

11.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

12.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or such Participant’s legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to such Participant to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b) Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO be exercised later than three months after the Participant’s termination of employment.

(c) The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d) Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator or the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e) A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than three (3) months, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the date that is six (6) months following the commencement of such leave of absence.

(f) Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected solely by any change of entity (i.e., among the Company and its Affiliates) to which the Participant provides services. The Administrator shall, in a Participant’s Option Agreement or otherwise, determine the effect on an Option of a change in the employment or other service status (e.g., if a Participant who was an Employee becomes a Consultant or vice versa) of a Participant.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all of such Participant’s outstanding Options have been exercised:

(a) All outstanding and unexercised Options as of the time the Participant is notified such Participant’s service is terminated for Cause will immediately be forfeited.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement,

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and

(ii)

In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

(b) A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option. The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement,

(a) In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii)

In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

(b) If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

17.	EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required at the time, such grant shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, except as required by law or as set forth in a Participant’s Agreement, (i) a change of entity (i.e., among the Company and its Affiliates) to which the Participant provides services shall not, by itself, be treated as a termination of employment, director status or consultancy and (ii) the Administrator shall, in a Participant’s Agreement or otherwise, determine the effect on a Stock Grant or a Stock-Based Award of a change in the employment or other service status (e.g., if a Participant who was an Employee becomes a Consultant or vice versa) of a Participant.

18.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all forfeiture provisions or Company rights of repurchase (other than rights to repurchase at then fair market value following termination of service as an Employee, director or Consultant) shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

19.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a) All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified that such Participant’s service is terminated for Cause.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

20.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

22.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

(a) The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for such person’s own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b) At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

23.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to such Participant hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

(a) Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, and in the Performance Goals applicable to outstanding Performance-Based Awards to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) shall also be proportionately adjusted upon the occurrence of such events.

(b) Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a Corporate Transaction, the Administrator or the Successor Board, may, as to outstanding Options, take any of the following actions (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subparagraph (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants or Stock-Based Awards, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants or Stock-Based Awards on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants or Stock-Based Awards either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant or other Stock-Based Award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant or other Stock-Based Award (to the extent such Stock Grant or Stock-Based Awards is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction). For purposes of determining such payments, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

In taking any of the actions permitted under this Paragraph 24(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation, limited liability company or other entity are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d) Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to, the effect of any Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.

(e) Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may in its discretion, refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on such holder’s income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

25.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, F.I.C.A. withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or upon the lapsing of any forfeiture provision or right of repurchase or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer.

29.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO shall notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.	TERMINATION OF THE PLAN.

The Plan will terminate on June 23, 2036, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

31.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect such Participant’s rights under a Stock Right previously granted to such Participant. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 31 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 24.

32.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating such Participant’s own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33.	SECTION 409A.

If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of such Participant’s separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock-Based Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock-Based Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board of Directors, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board of Directors shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.

34.	INDEMNITY.

Neither the Board of Directors nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board of Directors, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

35.	CLAWBACK.

Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s Clawback Policy then in effect is triggered.

36.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

SCAN TO VIEW MATERIALS & VOTE w SPERO THERAPEUTICS, INC. VOTE BY INTERNET 675 MASSACHUSETTS AVE., 14TH FLOOR Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above CAMBRIDGE, MA 02139 Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 22, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SPRO2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 22, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V94162-P48493 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SPERO THERAPEUTICS, INC. The Board of Directors recommends you vote FOR proposals 1, 2, 3, 4 and 5. 1. To elect two Class III directors to serve until the Company’s 2029 Annual Meeting of Stockholders or until their respective successors are elected and qualified. Nominees: For Withhold 1a. Milind Deshpande, Ph.D. ! ! 1b. Kathleen Tregoning ! ! For Against Abstain 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending ! ! ! December 31, 2026. 3. To approve by an advisory vote the compensation of the Company’s named executive officers, as disclosed in the proxy statement. ! ! ! 4. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of shares of common ! ! ! stock authorized for issuance thereunder from 120,000,000 shares to 240,000,000 shares. 5. To approve adoption of the 2026 Spero Therapeutics, Inc. Stock Incentive Plan. ! ! ! NOTE: To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com V94163-P48493 SPERO THERAPEUTICS, INC. Annual Meeting of Stockholders June 23, 2026, 9:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Esther Rajavelu and Maegan Deare, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SPERO THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on Tuesday, June 23, 2026, virtually at www.virtualshareholdermeeting.com/SPRO2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued signed on reverse side Page 10